As filed with the Securities and Exchange Commission on April 17, 2009

1933 ACT FILE NO. 33-______
1940 ACT FILE NO. 811-21043

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U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO. _____

☐ POST-EFFECTIVE AMENDMENT NO. _____

AND

☐ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF

1940

☒ AMENDMENT NO. 10

PIONEER HIGH INCOME TRUST

(Exact Name of Registrant as Specified in Charter)

60 State Street, Boston, MA 02109

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(617) 742-7825

(Registrant’s Telephone Number, including Area Code)

Dorothy E. Bourassa, Esq., Secretary, Pioneer High Income Trust

60 State Street, Boston, MA 02109

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Roger P. Joseph, Esq.

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”) other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to section 8(c)

Calculation of Registration Fee under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Aggregate Maximum Offering Price (1)	Amount of Registration Fee
Common Shares	100,000	$8.60	$860,000	$47.99
Subscription Rights	–	–	–	–

(1) Estimated solely for the purpose of calculating the registration fee as required by Rule 457(c) under the Securities Act, based upon the average of the high and low sales prices reported on the New York Stock Exchange consolidated reporting system of $8.60 on April 15, 2009.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

PIONEER HIGH INCOME TRUST

Preliminary Prospectus

Subject to Completion, Dated [_____], 2009

[_____] Common Shares

Issuable Upon Exercise of Rights to Subscribe for Such Common Shares

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Pioneer High Income Trust (the “Fund”) is issuing transferable rights (the “Rights”) to its shareholders of record as of [_____], 2009 (the “Record Date”). These Rights will allow shareholders and other persons who obtain Rights from shareholders (such shareholders and other persons together, “Rightholders”) to subscribe to new common shares of beneficial interest, no par value, of the Fund (“Shares”) in an aggregate amount of approximately [_____] Shares (the “Offer”). For every [__] Rights that you receive, you may buy one new common share of the Fund ([__]-for-[__]). You will receive [__] Right for each whole share you own on the Record Date. If you receive less than [__] Rights in total, you will be entitled to buy one new share. Rightholders who fully exercise their Rights may purchase shares not acquired by other Rightholders in this offering, subject to the limitations and the allotment as described in this prospectus (the “Over-Subscription Privilege”).

The Rights are transferable and will be listed for trading on the New York Stock Exchange (the “NYSE”) under the symbol [___] during the course of the Offer.

The Fund’s Shares are listed, and the Shares issued in this Offer will be listed, on the NYSE under the symbol “PHT.” On [____], 2009, the last reported net asset value per share of the Fund’s common shares was $[___] and the last reported sales price of a Share on the NYSE on that date was $[___].

The subscription price per Share will be the [greater/lesser] of: (i) [__]% of the net asset value (“NAV”) per share of the Fund on [_____], 2009 (the “Expiration Date”) or (ii) [__]% of the volume weighted average share price of the Fund on the NYSE on the Expiration Date and the [__] preceding business days (the “Subscription Price”).

The Offer will expire at 5:00 p.m., Eastern time, on [_____], 2009, unless extended as described in this prospectus. Rightholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

If you do not exercise your Rights, you will, upon the completion of the Offer, own a smaller proportional interest in the Fund than you do now. In addition, because the Subscription Price per common share may be less than the then current NAV per common share, the completion of the Offer may result in an immediate dilution of the net asset value per common share for all existing shareholders. Such dilution could be substantial. If such dilution occurs, shareholders will experience a decrease in the net asset value per common share held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution to shareholders of transferable Rights, which may themselves have intrinsic value, will afford such shareholders the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the potential economic dilution of their interests. The Fund cannot state precisely the extent of this dilution because the Fund does not know what the NAV will be when the Offer expires, how many Rights will be exercised or the exact expenses of the Offer. Volatility in the market price of shares of the Fund may increase or decrease during the Offer. No assurance can be given that a market for the Rights will develop, or as to the value, if any, that the Rights will have. For further information on the effects of dilution. See “Special Considerations and Risk Factors” on page [__].

The Fund is a diversified, closed-end management investment company with a leveraged capital structure. The Fund’s primary investment objective is a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary investment objective.

Normally, the Fund invests at least 80% of its assets (net assets plus borrowing for investment purposes) in below investment grade (“high yield”) debt securities, loans and preferred stocks. These securities are rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”) or are unrated securities of comparable quality as determined by Pioneer Investment Management, Inc. (“Pioneer”), the Fund’s investment adviser. See “Investment Objectives and Principal Investment Strategies” on page [__].

The Fund’s Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

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Before buying Shares of the Fund, you should read the discussion of the material risks of investing in the Fund under “Special Considerations and Risk Factors” beginning on page [__]. Certain of these risks are summarized in “Prospectus Summary -- Special Considerations and Risk Factors” beginning on page [__].

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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	Estimated Subscription Price (1)	Sales Load	Estimated Proceeds to the Fund (2)
Per Common Share ...............	$[__]	None	$[__]
Total Maximum (3) ...............	$[__]	None	$[__]

(1) This is an estimated price. The actual Subscription Price will be determined as set forth above on the Expiration Date.

(2) Before deduction of expenses related to the Offer incurred by the Fund, which are estimated at approximately $[_____].

(3) Assumes all Rights offered are exercised at the Estimated Subscription Price.

Because the Fund’s investments will be concentrated in high yield securities, it will be subject to the risks of such securities. Below investment grade securities are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. See “Special Considerations and Risk Factors – Risks of Investing in the Fund.”

The Fund currently employs financial leverage in the form of auction rate cumulative preferred shares (“Auction Preferred Shares”), and past auctions for the Auction Preferred Shares have failed. Accordingly, it will be difficult to increase financial leverage following the Offer through the issuance of additional preferred shares, although the Fund may employ leverage through other means. A reduction in the extent of leverage employed through Auction Preferred Shares will reduce the benefits associated with such leverage to the Fund’s common shareholders, including enhancement of income or return. See “Special Considerations and Risk Factors” on page [__].

Please read this prospectus carefully before investing and keep it for future reference. It contains important information that a prospective investor ought to know before investing in the Fund. A Statement of Additional Information (“SAI”), dated [_____], 2009, containing additional information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. A Table of Contents for the SAI is set forth on page [__] of this prospectus. A copy of the SAI can be obtained without charge by writing to the Fund at [_____], by calling 1-800-225-6292, or from the SEC’s website at http://www.sec.gov. Copies of the Fund’s Annual Report and Semi-Annual Report may be obtained upon request by writing to the Fund, by calling 1-800-225-6292, or by visiting the Fund’s website at www.pioneerinvestments.com. [All questions and inquiries relating to the Offer should be directed to the Information Agent, [Name], [Address], at [Telephone Number].]

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the conditions in the U.S. and international financial and other markets, the price at which the Fund’s shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC.

Actual results could differ materially from those projected or assumed in the forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Special Considerations and Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and it undertakes no obligation, to update any forward-looking statement.

Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Special Considerations and Risk Factors” section of this prospectus. You are urged to review carefully that section for a more complete discussion of the risks of an investment in the Fund’s common shares.

TABLE OF CONTENTS

Prospectus Summary...................................................................................................................................................	[_]
Financial Highlights.....................................................................................................................................................	[_]
Information Regarding Senior Securities..................................................................................................................	[_]
The Offer.........................................................................................................................................................................	[_]
Use of Proceeds.............................................................................................................................................................	[_]
The Fund.........................................................................................................................................................................	[_]
Investment Objectives and Principal Investment Strategies..................................................................................	[_]
Use of Leverage.............................................................................................................................................................	[_]
Special Considerations and Risk Factors...................................................................................................................	[_]
Management of the Fund.............................................................................................................................................	[_]
Net Asset Value.............................................................................................................................................................	[_]
Dividends and Distributions; Dividend Reinvestment Plan...................................................................................	[_]
Federal Income Taxation...............................................................................................................................................	[_]
Repurchase of Shares...................................................................................................................................................	[_]
Description of Shares....................................................................................................................................................	[_]
Conversion to Open-End Fund...................................................................................................................................	[_]
Closed-End Fund Structure..........................................................................................................................................	[_]
Custodian, Transfer Agent and Dividend-Disbursing Agent................................................................................	[_]
Legal Matters.................................................................................................................................................................	[_]
Reports to Shareholders...............................................................................................................................................	[_]
Additional Information.................................................................................................................................................	[_]
Table of Contents of Statement of Additional Information....................................................................................	[_]

PROSPECTUS SUMMARY

This summary highlights some information that is described more fully elsewhere in this prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire document carefully, including the “Special Considerations and Risk Factors” section.

Purpose of the Offer

The Fund is issuing Rights to purchase common shares of the Fund (“Shares”) at the Subscription Price. The Fund’s Board of Trustees has determined that the Offer would be in the best interest of the Fund and its shareholders to increase the assets of the Fund in order to more fully take advantage of current and prospective investment opportunities consistent with the Fund’s investment objectives. The Board also noted that an increase in the assets of the Fund may lower the Fund’s expense ratio slightly by spreading the Fund’s fixed costs over a larger asset base. In addition, the Board noted that an increase in the number of outstanding Shares could increase liquidity on the NYSE, where the Fund’s common shares are traded. See “The Offer -- Purpose of the Offer.”

The Offer

The Fund is issuing to its common shareholders of record, as of the close of business on [_____], 2009 (the “Record Date”), transferable rights (“Rights”) to subscribe for an aggregate of approximately [__] shares of beneficial interest of the Fund (“Shares”), no par value per share (the “Offer”). Each shareholder will receive [__] Right for each whole share held by the shareholder as of the Record Date. Such shareholders may transfer Rights to other persons. Existing shareholders of the Fund who retain all or part of their Rights and persons acquiring Rights from such shareholders are together referred to as “Rightholders.” For every [__] Rights that are held by a Rightholder, the Rightholder may subscribe for one new Share of the Fund ([__]-for-[__]). No fractional Shares will be issued. If a shareholder receives less than [__] Rights in total, that shareholder will be entitled to subscribe for one new Share. The Right to acquire Shares during the Subscription Period (defined below) is referred to as the “Primary Subscription.”

If a Rightholder exercises all of the Rights it received in the Primary Subscription, that Rightholder also may subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription pursuant to the Over-Subscription Privilege.

A Rightholder may elect to sell his or her Rights. Assuming a market for the Rights develops, the Rights may be purchased and sold through usual brokerage channels until [_____], 2009 (or, if the Offer is extended, until a comparable number of business days before the final Expiration Date). In such case, a Rightholder will need to instruct his or her broker to sell any unexercised Rights in time for the broker to execute the transaction by the close of trading on [_____], 2009, or provide instructions to the Subscription Agent by 4 p.m. on [_____], 2009 to sell any unexercised Rights.

The Rights will be traded on the NYSE under the symbol [_____] during the course of the Offer. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist but there is no assurance that a market for the Rights will develop. Trading in the Rights on the NYSE may be conducted until and including the close of trading on the last NYSE trading day prior to the Expiration Date. See “The Offer.”

Subscription Price

The subscription price per Share will be the [greater/lesser] of: (i) [__]% of the net asset value (“NAV”) per share of the Fund on [_____], 2009 (the “Expiration Date”) or (ii) [__]% of the volume weighted average share price of the Fund on the NYSE on the Expiration Date and the [__] preceding business days (the “Subscription Price”). See “The Offer -- The Subscription Price.”

Subscription Period

Rights may be exercised at any time during the subscription period (the “Subscription Period”), which starts on [____], 2009 and ends at 5:00 p.m., Eastern time, on [____], 2009. See “The Offer -- Terms of the Offer.”

Over-Subscription Privilege

If a Rightholder subscribes for the maximum number of Shares to which he or she is entitled, the Rightholder may subscribe for Shares which were not otherwise subscribed for through the Primary Subscription by other Rightholders. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment. See “The Offer -- Over-Subscription Privilege.”

Costs of the Offer	The costs of the Offer, which are estimated to be $[_____], will be borne by the Fund.
Notice of NAV Decline

The Fund will suspend the Offer until it amends this prospectus if, after the effective date of this prospectus, the Fund’s NAV declines more than [__]% from its NAV as of the effective date. In such event, the Fund will notify Rightholders of any such decline and permit Rightholders to cancel the exercise of their Rights. Rightholders will have their payment for additional Shares returned to them if they opt to cancel the exercise of their Rights. See “The Offer -- Notice of NAV Decline.”

How to Obtain Subscription Information	• Contact your broker, banker or trust company. • [Contact [_____] (the “Information Agent”) at [_____]].
How to Subscribe

Except as described under Foreign Restrictions, you may subscribe in one of two ways:

•  Complete and sign the subscription certificate (“Subscription Certificate”). Mail it in the envelope provided or deliver the completed and signed Subscription Certificate by the Expiration Date to [______] (the “Subscription Agent”).

•  Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of a properly completed and executed Subscription Certificate, pursuant to a notice of guaranteed delivery (“Notice of Guaranteed Delivery”), to the Subscription Agent by the Expiration Date. See “The Offer -- Exercise of Rights” and “The Offer -- Payment for Shares.”

Federal Income Tax Consequences

For federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to Rightholders. You will not recognize a taxable loss if your Rights expire without being exercised. However, a sale of the Rights (or of Shares obtained by exercising the Rights) generally will result in the recognition of taxable income or loss. See “The Offer -- Certain Federal Income Tax Consequences of the Offer.”

Use of Proceeds

The net proceeds of the Offer, assuming all Shares are sold, is estimated to be $[_____]. The Fund will invest the proceeds of the Offer in accordance with the Fund’s investment objective and policies. Pioneer Investment Management, Inc., the Fund’s investment adviser (“Pioneer”), anticipates that investment of the proceeds will occur shortly after their receipt by the Fund, depending on market conditions and the availability of appropriate investments. To the extent there is any delay in investing the proceeds of the Offer, the Fund may invest in U.S. government securities or high-quality, short-term money market instruments, cash or cash equivalents, pending investment of the proceeds. See “Use of Proceeds.”

Transferability of Rights

The Rights are transferable and will be listed for trading on the NYSE under the symbol [_____] during the course of the offering. The Fund’s outstanding common shares are listed, and the Shares issued in this Offer will be listed, on the NYSE under the symbol “PHT.”

Foreign Restrictions

Subscription Certificates will not be mailed to shareholders whose record addresses are outside the United States. Foreign shareholders will receive written notice of the Offer as set forth in this prospectus. See “The Offer -- Foreign Restrictions.”

Important Dates To Remember

Record Date	[_____], 2009
Subscription Period*	[_____], 2009 to [_____], 2009
Expiration Date	[_____], 2009
Subscription Certificates and Payment for Shares due**	[_____], 2009
Notice of Guaranteed Delivery due	[_____], 2009
Payment for Guarantees of Delivery due	[_____], 2009
Confirmation mailed to participant	[_____], 2009
Final payment for Shares***	[_____], 2009

*	Unless the Offer is extended.
**	A Rightholder exercising Rights must deliver the (i) a Subscription Certificate or (ii) a Notice of Guarantee
Delivery by the Expiration Date.

*** Additional amount due (in the event the Subscription Price exceeds the Estimated Subscription Price).

The Fund

The Fund

The Fund was organized as a trust under the laws of the State of Delaware on January 30, 2002, and it is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund has been engaged in business as a diversified, closed-end management investment company since April 30, 2002, when it completed an initial public offering of 24,000,000 common shares of beneficial interest, par value $0.00 per share. The Fund issued 2,000,000 common shares on May 14, 2002 and 600,000 common shares on June 10, 2002 pursuant to an over-allotment provision. The Fund’s common shares are traded on the NYSE under the symbol “PHT.” As of [_____], 2009, the Fund’s NAV was $[_____] and the Fund’s last reported sale price was $[_____]. On July 12, 2002, the Fund issued 2,020 shares of Series M Auction Preferred Shares and 2,020 shares of Series W Auction Preferred Shares, par value $0.0001 per share. On [_____], 2003, the Fund issued [2,000] shares of Series TH Auction Preferred Shares, par value $0.0001 per share. See “The Fund.”

Investment Objectives and Principal Investment Strategies

The Fund’s primary investment objective is a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary investment objective.

Normally, the Fund invests at least 80% of its assets (net assets plus borrowing for investment purposes) in below investment grade (“high yield”) debt securities, loans and preferred stocks. These securities are rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s (“S&P”) or are unrated securities of comparable quality as determined by Pioneer, the Fund’s investment adviser. The Fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. They involve greater risk of loss, may be more difficult to value, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund’s investments in high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund invests in securities with a broad range of maturities.

Convertible Securities. The Fund’s investments in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer. The Fund will not invest more than 50% of its total assets in convertible instruments. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

Corporate Loans. The Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower.

Distressed Securities. The Fund may invest up to 10% of its total assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s or CC or lower by S&P) or which are unrated investments considered by Pioneer to be of comparable quality. An investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation).

Non-U.S. Issuers. While the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its total assets in securities of corporate and governmental issuers located outside the United States and denominated in foreign currencies, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

Illiquid Securities. The Fund may invest up to 50% of its total assets in illiquid securities, which are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities. Pioneer anticipates that its research efforts and investment approach will result in a significant portion of the Fund’s assets being invested in thinly traded securities. The Fund may invest in securities that are sold in direct private placement transactions and are neither listed on an exchange nor traded in the over-the-counter market.

Mortgage- and Asset-Backed Securities and Real Estate Investment Trusts (“REITs”). The Fund may invest in mortgage- and asset-backed securities. Mortgage-backed securities may be issued by private companies or agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in and are secured by and payable from assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. REITs are companies that invest primarily in real estate or real estate related loans. Interests in REITs are significantly affected by the market for real estate and are dependent upon management’s skills and cash flows.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Fund sells a

U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Fund loses the right to receive interest and principal payments on the security it sold. However, the Fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon Pioneer’s ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

Event-Linked Bonds.The Fund may invest in “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Derivatives. The Fund may, but is not required to, use futures, options and swaps (including credit default swaps) on securities, indices and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. Instead of investing directly in particular securities, the Fund may gain exposure to a security, issuer, index or basket of securities, or a market, by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure.

Other Securities. Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year, equity securities, cash equivalents or may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the Fund may not be able to achieve its investment objective. See “Investment Objectives and Principal Investment Strategies.”

Information Regarding the Investment Adviser

Pioneer, a wholly owned indirect subsidiary of UniCredit S.p.A. (“UniCredit”), serves as investment adviser to the Fund. Management fees payable under the Fund’s advisory agreement with Pioneer are calculated daily at the annual rate of 0.60% of the Fund’s average weekly managed assets. “Managed assets” means the total assets of the Fund (including any assets attributable to leverage that may be outstanding) minus the sum of the accrued liabilities (other than liabilities representing financial leverage). The liquidation preference on any preferred shares is not a liability. See “Management of the Fund -- Investment Adviser.”

Potential Conflicts of Interest. The Fund currently employs financial leverage in the form of Auction Preferred Shares. If the Fund continues to employ leverage, Pioneer will benefit because the Fund’s managed assets will increase with leverage. Pioneer will also benefit from the increase in the managed assets as the result of the Offer.

Dividends and Distributions

The Fund’s policy is to make monthly distributions to shareholders. Monthly distributions may include net short-term capital gains. Net long term capital gains, if any, will be distributed at least annually. See “Dividends and Distributions; Automatic Dividend Reinvestment Plan.”

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s automatic dividend reinvestment plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gain distributions are automatically reinvested by American Stock Transfer & Trust Company, as agent for shareholders in administering the Plan (the “Plan Agent”), in additional common shares of the Fund. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. See “Dividends and Distributions; Automatic Dividend Reinvestment Plan.”

Provision for Conversion to Open-End Trust

The Board may at any time propose conversion of the Fund to an open-end management investment company depending on its judgment of the advisability of such action in light of circumstances then prevailing. If 75% of the Board approved the proposal, then a vote a majority of each affected class or series of securities outstanding would be required to approve such conversion. If less than 75% but more than 50% of the Board approved the proposal, then 75% of each affected class or series of securities outstanding would be required to approve such conversion. Conversion to an open-end investment company would make the shares redeemable at their NAV upon demand by shareholders. See “Description of Shares -- Conversion to Open-End Fund.”

Repurchase of Shares

The Fund may, from time to time, take action to attempt to reduce or eliminate any market value discount from NAV. The Board, in consultation with Pioneer, will periodically review the possibility of open market repurchases or tender offers for common shares of the Fund. There can be no assurance that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such repurchases or tender offers will result in the common shares trading at a price which is equal to or close to NAV. The Fund may borrow to finance such repurchases or tenders. See “Repurchase of Shares.”

Custodian and Transfer Agent

Brown Brothers Harriman & Co. acts as the Fund’s custodian pursuant to a custody agreement.

Pioneer Investment Management Shareholder Services, Inc., a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Fund Company provides substantially all transfer agent and shareowner services related to the Fund’s common shares at negotiated rates.

Deutsche Bank Trust Company Americas is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Fund’s Auction Preferred Shares.

Special Considerations and Risk Factors

The following summarizes some of the matters that you should consider before investing in connection with this Offer.

Risks of the Offer

Potential Dilution. If you do not exercise your Rights, you will, upon the completion of the Offer, own a smaller proportional interest in the Fund than you do now. In addition, because the Subscription Price per common share may be less than the then current NAV per common share, the completion of the Offer may result in an immediate dilution of the net asset value per common share for all existing shareholders. Such dilution could be substantial. If such dilution occurs, shareholders will experience a decrease in the net asset value per common share held by them, irrespective of whether they exercise all or any portion of their Rights. The Fund cannot state precisely the extent of this dilution because the Fund does not know what the NAV will be when the Offer expires, how many Rights will be exercised or the exact expenses of the Offer.

Reduction in Leverage. The Fund currently employs financial leverage in the form of Auction Preferred Shares, and past auctions for the Auction Preferred Shares have failed. Accordingly, it will be difficult to increase financial leverage following the Offer through the issuance of additional preferred shares, although the Fund may employ leverage through other means. A reduction in the extent of leverage employed through Auction Preferred Shares will reduce the potential benefits associated with such leverage to the Fund’s common shareholders, including enhancement of income or return. A reduction in the Fund’s use of financial leverage will dampen the effect of changing market conditions on the market price for common shares.

Potential Yield Reduction. The Offer is expected to present the opportunity to invest in higher yielding securities. There is no assurance that the Fund will be able to invest the proceeds of the Offer in higher yielding securities or that other potential benefits of the Offer will be realized. The Offer could reduce the Fund’s current dividend yield if the Fund is unable to invest the proceeds of the Offer in securities that provide a yield sufficiently higher than the current dividend yield so as to offset the Fund’s decreased leverage ratio as a result of the increase in net assets attributable to the Shares.

Share Price Volatility. Volatility in the market price of the Fund’s shares may increase or decrease during the Offer. The Offer may result in some shareholders selling their shares, which would exert downward price pressure on the price of shares, while others wishing to participate in the Offer may buy Shares, having the opposite impact.

Under-Subscription. It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could have an impact on the net proceeds of the Offer and whether the Fund achieves the benefits described under “The Offer -- Purpose of the Offer.”

Risks of Investing in the Fund

The Fund is a closed-end investment company designed primarily as a long-term investment and not as a trading vehicle. The following are the general risks of investing in the Fund that affect the Fund’s ability to achieve its investment objective. The risks below could lower the returns and distributions on the Fund’s common shares. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.

•  You could lose money on your investment in the Fund.

•  Investment in high yield securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

       • Increased price sensitivity to changing interest rates and to a deteriorating economic environment;

       • Greater risk of loss due to default or declining credit quality;

       • Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

       • If a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Debt securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody’s means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. S&P assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See the statement of additional information for a description of Moody’s and S&P’s ratings.

•  Past auctions of the Fund’s Auction Preferred Shares have failed, which has prevented the holders of the Auction Preferred Shares from selling their shares. It is possible that the holders of the Auction Preferred Shares may take action to cause the redemption of their shares, or that the Fund may otherwise voluntarily or involuntarily redeem some or all of the outstanding Auction Preferred Shares. Any such redemption could substantially reduce or eliminate the Fund’s financial leverage, which would cause a reduction in the dividend yield for holders of the Fund’s common shares. Pioneer and the Fund continue to explore various alternatives for re-financing the Auction Preferred Shares in order to provide liquidity for holders of Auction Preferred Shares, but they may not be successful in doing so on terms that are favorable to the holders of the Fund’s common shares.

•  The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Recently, the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This ongoing financial crisis has caused a significant decline in the value and liquidity of many securities. These market conditions may continue or get worse, and they may not have the same impact on all types of securities. This environment could make identifying investment risks and opportunities especially difficult. The values of securities may fall due to factors affecting a particular issuer or sector or the securities market as a whole.

•  Interest rates could go up, causing the value of debt securities in the Fund’s portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities).

•  During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (a calculation of a security’s future payments designed to measure sensitivity to interest rate changes), increase the security’s sensitivity to interest rate changes and reduce the value of the security. This is known as extension risk.

•  During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

•  The issuer of a security owned by the Fund fails to pay principal and/or interest, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality of any underlying asset declines. This is known as credit risk. This risk is greater for the high yield securities than for securities of higher credit quality.

•  The issuer of a security owned by the Fund may not be able to make timely payments because of the ongoing severe economic downturn or increased governmental costs.

•  Particular investments held by the Fund may be difficult to sell, and as a result, the Fund’s portfolio may be harder to value, especially in changing markets. The market for certain investments may become less liquid or illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. This is known as liquidity risk.

•  Pioneer is incorrect in its expectation of changes in interest rates or the credit quality of an issuer.

•  Leverage creates risks that may adversely affect the return for the holders of common shares, including:

        • the likelihood of greater volatility of net asset value and market price of the Fund’s common shares

        • fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt

• increased operating costs, which are borne entirely by the

        • Fund’s common shares and which may reduce the total return on the Fund’s common shares

        • the potential for a decline in the value of an investment acquired with leverage, while the Fund’s obligations as a result of such leverage remain fixed

•  Illiquid securities may be difficult to dispose of at a fair price at times when the Fund believes it is desirable to do so.

•  Pioneer’s judgment about the attractiveness, relative value or potential appreciation of a particular sector, security, investment strategy, country or region may prove to be incorrect.

•  Convertible fixed income securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.

•  By purchasing a participation interest in a corporate loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

•  Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers.

•  An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt), whether denominated in U.S. dollars or a foreign currency, involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers.

•  Derivatives involve special risks and costs and may result in losses to the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund.

• The Fund may hold a material percentage of the outstanding debt securities of certain issuers, which practice may adversely impact the liquidity and market value of those investments.

•  Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as “trading at a discount.”

•  The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

For a discussion of these and other risks, see “Special Considerations And Risk Factors -- Risks Of Investing In The Fund.”

Fees and Expenses

Shareholder Transaction Expenses
Sales load (as a percentage of Subscription Price) (1)	None
Dividend reinvestment plan fees	None

Annual Fund Operating Expenses (as a percentage of net assets)
Management Fee	0.60%
Other expenses(2)	[__]%
Total annual expenses (3)	[__]%
Total annual expenses plus preferred share dividends	[__]%

(1) No sales load will be charged by the Fund in connection with this Offer. However, Rightholders that choose to exercise their Rights through broker-dealers, banks or other nominees may incur a servicing fee charged by such broker-dealer, bank or nominee.

(2) Amounts are based on estimated amounts for the Fund’s current fiscal year after giving effect to anticipated net proceeds of the Offer, assuming that all of the Rights are exercised, and do not include the expense of leverage.

(3) The [__]% expense ratio assumes that the Offer is fully subscribed, yielding estimated net proceeds of $[_____] (assuming a Subscription Price of $[_____] per Share) and that, as a result of the offer (based on the Fund’s net assets attributable to shareholders on [_____], 2009 of $[_____], the net assets attributable to shareholders would be $[_____]. If the subscription rate of the Offer is 50%, “Other Expenses” would be [__]% (a difference of [__] basis points) and “Total Annual Expenses” would be [__]% (a difference of [__] basis points).

Example:

An investor would directly or indirectly pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the period.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$[__]	$[__]	$[__]	$[__]

The foregoing fee table and example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

The example set forth above assumes reinvestment of all dividends and distributions at NAV, and an annual expense ratio of [__]%. The table above and the assumption in the Example of a 5% annual return are required by the SEC regulations applicable to all management investment companies. The Example and Fee Table should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be greater or lesser than those assumed for purposes of the Example and Fee Table. In addition, while the Example assumes reinvestment of all dividends and distributions at NAV, participants in the Plan may receive shares purchased or issued at a price or value different from NAV. See “Dividends and Distributions; Automatic Dividend Reinvestment Plan.”

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results from a single Fund share. In the table, “total investment return” represents the rate that an investor would have earned on an investment in the Fund. The information in the financial highlights for the five years ended March 31, 2009 has been audited by [                  ], independent registered public accounting firm, whose report appears in the Fund’s Annual Report to Shareholders. The Fund’s financial statements are included in the Fund’s Annual and Semi-Annual Reports and are incorporated by reference into the SAI. The Annual and Semi-Annual Reports may be obtained without charge by calling 1-800-225-6292 or visiting the Fund’s website, www.pioneerinvestments.com.

For The Years Ended March 31:

	2009	2008	2007	2006	2005
Net asset value, beginning of period
Net investment income
Net realized and unrealized gains from investment and foreign currency transactions
Net increase from investment operations
Dividends from net investment income
Distributions from net realized gains from investment transactions
Distributions from paid-in-capital
Distributions in excess of net investment income
Total dividends and distributions to Shareholders

Net increase in net asset value resulting from repurchase of common stock
Net asset value, end of period
Market value end of period Total investment return
Ratios/Supplemental Date:
Net assets, end of period (000’s)
Expenses to average net assets
Net investment income to average net assets
Portfolio turnover rate

INFORMATION REGARDING SENIOR SECURITIES

The following table shows certain information regarding senior securities of the Fund as of the dates indicated. The Fund has outstanding [__] shares of Auction Preferred Shares. The information has been audited by [                 ], independent registered public accounting firm.

Asset Coverage

12 Months Ended March 31	Total Amount Outstanding	Asset Coverage Per Unit	Involuntary Liquidating Preference Per Unit	Approximate Market Value Per Unit
2009
2008
2007
2006
2005 2004

Trading and Net Asset Value Information

In the past, the Fund’s common shares have traded at both a premium and at a discount in relation to NAV. Shares of closed-end investment companies such as the Fund frequently trade at a discount from NAV. See “Special Considerations and Risk Factors.”

The Fund’s common shares are listed and traded on the NYSE. The average weekly trading volume of the common shares on the NYSE during the twelve months ended March 31, 2009 was [_____] shares. The following table shows for the quarters indicated: (1) the high and low sale price of the common shares on the NYSE; (2) the high and low NAV per share; and (3) the high and low premium or discount to NAV at which the Fund’s common shares were trading (as a percentage of NAV).

Fiscal Quarter Ended	Price		Net Asset Value		Premium/(Discount) To Net Asset Value
	High	Low	High	Low	High	Low

Immediately prior to the Fund’s announcement of the Offer on [_____], 2009, the last reported sale price of a share of the Fund’s shares on the NYSE was $[__]. The Fund’s NAV per share on [_____], 2009 was $[__].

THE OFFER

Terms of the Offer

The Fund is issuing to its common shareholders, as of the close of business on the Record Date, Rights to subscribe for an aggregate of approximately [_____] Shares of the Fund, no par value per share. Each shareholder will receive [__] Right for each whole share held by the shareholder as of the Record Date. Such shareholders may transfer Rights to other persons. Existing shareholders of the Fund who retain all or part of their Rights and persons acquiring Rights from such shareholders are together referred to as “Rightholders.” For every [__] Rights that are held by a Rightholder, the Rightholder may subscribe for one new Share of the Fund ([__]-for-[__]). No fractional Shares will be issued. If a shareholder receives less than [__] Rights in total, that shareholder will be entitled to subscribe for one new Share. If a Rightholder exercises all of the Rights it received in the Primary Subscription, that Rightholder also may subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription pursuant to the Over-Subscription Privilege.

In the case of common shares held of record by Cede & Co. (“Cede”), nominee for The Depository Trust Company (“DTC”), or by any other depository or nominee, additional Rights to be received by beneficial owners for whom Cede, or any other depository or nominee is the holder of record, will be issued to Cede or such other depository or nominee only if Cede or such other depository or nominee provides to the Fund on or before the close of business on [_____], 2009, a written representation as to the number of additional Rights required for such issuance.

The Rights are transferable and will be admitted for trading on the NYSE. Assuming a market for the Rights exists, the Rights may be purchased and sold through usual brokerage channels until [_____], 2009 (or, if the Offer is extended, until a comparable number of business days before the final Expiration Date). In such case, a Rightholder will need to instruct his or her broker to sell any unexercised Rights in time for the broker to execute the transaction by the close of trading on [_____], 2009. Although no assurance can be given that a market for the Rights will develop, if such a market does develop on the NYSE, trading in the Rights on the NYSE may be conducted until and including the close of trading on the last NYSE trading day prior to the Expiration Date. The method by which the Rights may be transferred is set forth below in “Sale of Rights.”

Rights may be exercised at any time during the Subscription Period, which commences on [_____], 2009 and ends at 5:00 p.m., Eastern time, on the Expiration Date, unless extended by the Fund. The Rights are evidenced by a Subscription Certificate that will be mailed to shareholders, except as discussed below under “Foreign Restrictions.” The methods by which Rights may be exercised and payments may be made for Shares are set forth below in “Exercise of Rights” and “Payment for Shares.”

Exercising Rightholders, including both Rightholders purchasing Shares in the Primary Subscription and those who purchase Shares pursuant to the Over-Subscription Privilege (collectively, “Exercising Rightholders”), will not know the actual Subscription Price when they make their investment decision, because the Expiration Date and the date upon which the price of the Rights will be determined will be the same date.

If the market price of the Fund’s shares is below the Subscription Price, it may not be in your interest to participate in the Offer. Once you subscribe for Shares and the Fund receives payment or a guarantee of payment (as described under “The Offer -- Payment for Shares”), you will not be able to change your decision, except under the circumstances described under “Notice of NAV Decline.”

The Fund believes that issuance of transferable Rights to shareholders as of the Record Date, which themselves may have realizable value, will afford non-exercising shareholders the potential to receive a cash payment upon sale of such Rights. Shareholders who do not exercise their Rights in full will suffer a greater level of dilution of their interest in the Fund than shareholders who do. See “Special Considerations and Risk Factors.”

Purpose of the Offer

The Fund is issuing Rights to purchase Shares at the Subscription Price. The Fund’s Board of Trustees has determined that the Offer would be in the best interest of the Fund and its shareholders to increase the assets of the Fund in order to more fully take advantage of current and prospective investment opportunities consistent with the Fund’s investment objectives. The Board also noted that an increase in the assets of the Fund may lower the Fund’s expense ratio slightly by spreading the Fund’s fixed costs over a larger asset base. In addition, the Board noted that an increase in the number of outstanding Shares could increase liquidity on the NYSE, where the Fund’s common shares are traded.

The Offer provides shareholders the opportunity to purchase additional shares of the Fund’s common shares at a price below the market price. The Board has structured the Offer in a way that is intended to provide all shareholders with an equal opportunity to exercise Rights and for the Fund to sell a substantial number of additional common shares. In particular, the Rights will be transferable so that non-exercising shareholders will have a chance to sell their Rights for some cash value and thus partially offset any potential dilution they will suffer by not exercising their Rights. In addition, the Board has established the Subscription Price and the exchange ratio with a view toward providing both an incentive to exercise Rights and an active trading market for the Rights.

Over-Subscription Privilege

If Rightholders do not exercise all of the Rights held by them in the Primary Subscription, any Shares for which subscriptions have not been received (the “Excess Shares”) will be offered by means of the Over-Subscription Privilege to those Rightholders (including those Rightholders who acquired their Rights in the Subscription Period) who have exercised all the Rights held by them in the Primary Subscription and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable. Rightholders who exercise in the Primary Subscription all of the Rights held by them will be asked to indicate on their Subscription Certificates how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain as a result of unexercised Rights, all over-subscriptions will be honored in full. If sufficient Excess Shares are not available to honor all over-subscriptions, the available Shares will be allocated first among Rightholders who subscribe for an aggregate of [__] or fewer Shares (inclusive of Shares subscribed for by such Rightholders in the Primary Subscription). Shares remaining thereafter will be allocated among those who over-subscribe based on the number of Rights exercised by them in the Primary Subscription. The percentage of Excess Shares each over-subscribing Exercising Rightholder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis. Each Rightholder is required to purchase all allocated Over-Subscription Shares requested on the Subscription Certificate.

The Over-Subscription Privilege may result in additional dilution of a shareholder’s ownership percentage and voting rights.

The Fund will not otherwise offer or sell any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege pursuant to the Offer.

Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner’s Primary Subscription was exercised in full.

For more information on how to exercise the Over-Subscription Privilege, see “Exercise of Rights” below.

The Subscription Price

The Subscription Price per Share will be the [greater/lesser] of: (i) [__]% of the NAV per share of the Fund on the Expiration Date or (ii) [__]% of the volume weighted average share price of the Fund on the NYSE on the Expiration Date and the [__] preceding business days.

The Fund announced the Offer after the close of trading on the NYSE on [_____], 2009. The NAV per Share at the close of business on [_____], 2009 and [_____], 2009 was $[__] and $[__], respectively, and the last reported sale price of a share on the NYSE on those dates was $[__] and $[__], respectively. Because the Offer expires before the actual Subscription Price is determined, Rightholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the purchase price of such Shares when they make such decision. Information about the Fund’s NAV may be obtained by calling 1-800-225-6292.

Notice of NAV Decline

The Fund will suspend the Offer until it amends this prospectus if, after the effective date of this prospectus, the Fund’s NAV declines more than [__]% from its NAV as of the effective date. In such event, the Fund will notify Rightholders of any such decline and permit Rightholders to cancel the exercise of their Rights. Rightholders will have their payment for additional Shares returned to them if they opt to cancel the exercise of their Rights.

Expiration of the Offer

The Offer will expire at 5:00 p.m., Eastern time, on the Expiration Date. The Rights will expire on the Expiration Date and thereafter may not be exercised. Any extension of the Offer will be followed as promptly as practicable by an announcement thereof. Such announcement will be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise obligated by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the [Dow Jones News Service] or such other means of announcement as the Fund deems appropriate.

Subscription Agent

The Subscription Agent is [______]. The Subscription Agent will receive for its administrative, processing, invoicing and other services, a fee estimated to be $[__], which includes reimbursement for all out-of-pocket expenses related to the Offer. Questions regarding the Subscription Certificates should be directed to the Subscription Agent at [_____].

Completed Subscription Certificates must be sent together with proper payment of the Estimated Subscription Price for all shares subscribed for in the Primary Subscription and pursuant to the Over-Subscription Privilege to the Subscription Agent by one of the methods described below.

Alternatively, Notice of Guaranteed Delivery may be sent by facsimile to [_____] to be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date. Facsimiles should be confirmed by telephone at [_____]. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., Eastern time, on the Expiration Date or by the close of business on the [__] Business Day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See “Payment for Shares” below.

Subscription Certificate Delivery Method	Address
By First-Class Mail	[_____]
By Overnight Courier or Express Mail	[_____]
By Hand	[_____]

By Broker-Dealer or other Nomine (Notice of Guaranteed Delivery)

Shareholder whose shares are held in a (Notice of Guaranteed Delivery) brokerage bank or trust account may contact their broker or other nominee and instruct them to submit a Notice of Guaranteed Delivery and Payment on their behalf.

Delivery to an address other than those listed above does not constitute a valid delivery.

[Information Agent

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

[_____]

The Information Agent will receive a fee estimated to be $[____] and reimbursement for out-of-pocket expenses related to the Offer.

Shareholders may also contact their brokers or nominees for information with respect to the Offer.]

Exercise of Rights

Rights may be exercised by filling in and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under “Payment for Shares.” Rightholders may also exercise Rights by contacting a broker, bank or trust company which can arrange, on behalf of the Rightholder, to guarantee delivery of payment and of a properly completed and executed Subscription Certificate. A fee may be charged for this service. Completed Subscription Certificates, along with the payment or guarantee of payment described below under “Payment for Shares,” must be received by the Subscription Agent prior to 5:00 p.m., Eastern time on the Expiration Date at one of the offices of the Subscription Agent at the addresses set forth above.

Nominees who hold shares for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described under “Payment for Shares” below. In addition, such beneficial owners should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owners’ instructions. See “Subscription Agent.”

Shareholders who are registered holders can choose between either option set forth under “Payment for Shares” below.

Payment for Shares

Exercising Rightholders who acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

1.  An Exercising Rightholder may send the Subscription Certificate, together with payment for the Shares acquired in the Primary Subscription and for any additional Shares subscribed for pursuant to the Over-Subscription Privilege, to the Subscription Agent, calculating the total payment on the basis of the estimated Subscription Price of $[__] per Share. To be accepted, such payment, together with the properly completed and executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent’s offices at the addresses set forth above, prior to 5:00 p.m., Eastern time, on the Expiration Date. Exercise of the Rights by this method is subject to actual collection of checks by 5:00 p.m. on the [_____] business day after the Expiration Date. The Subscription Agent will deposit all Share purchase checks and any orders received by it prior to the Final Payment

Date (as defined in “Confirmation of Subscription and Full Payment for Shares” below) in into a segregated interest bearing account pending proration and distribution of Shares or return of funds. All interest earned on such funds will accrue to the benefit of the Fund. A payment pursuant to this method must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States, must be payable to Pioneer High Income Trust and must accompany a properly completed and executed Subscription Certificate for such Subscription Certificate to be accepted.

The method of delivery of Subscription Certificates and payment of the Subscription Price to the Fund will be at the election and risk of the Exercising Rightholders, but if sent by mail it is recommended that such Certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date and clearance of payment prior to 5:00 p.m., Eastern Time, on the [____] business day after the Expiration Date. Because uncertified personal checks may take at least five business days to clear, Rightholders are strongly urged to pay, or arrange for payment, by means of a certified or cashier’s check or money order.

For an exercise of Rights to be valid under this method, the Exercising Rightholder must submit to the Subscription Agent any additional amount due for the Shares to be purchased by the Final Payment Date, as set forth in “Confirmation of Subscription and Full Payment for Shares” below.

2.  Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from an NYSE member, a bank, a trust company, or other financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the NYSE Medallion Signature Program, guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate, and, if applicable, a Nominee Holder Over-Subscription Form. For an exercise of Rights to be valid under this method, the Exercising Rightholder must submit to the Subscription Agent the full payment for the Shares to be purchased by the Final Payment Date, as set forth in “Confirmation of Subscription and Full Payment for Shares” below.

Confirmation of Subscription and Full Payment for Shares

On or before the [_____] business day after the Expiration Date (the “Confirmation Date”), the Subscription Agent will send to each Exercising Rightholder (or, if Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), a confirmation showing: (i) the number of Shares purchased pursuant to the Primary Subscription and, if applicable, the Over-Subscription Privilege; (ii) the per Share and total purchase price for the Shares; (iii) any excess to be refunded by the Fund to such Rightholder as a result of payment for Shares pursuant to the Over-Subscription Privilege that the Rightholder is not acquiring; and (iv) any additional amount payable by such Rightholder to the Fund or any excess to be refunded by the Fund to such Rightholder, in each case, based on the actual Subscription Price as determined on the Expiration Date. Any additional payment required from Rightholders must be received by the Subscription Agent within [_____] business days after the Confirmation Date (the “Final Payment Date”). Any excess payment to be refunded by the Fund to a Rightholder will be mailed by the Subscription Agent as promptly as practicable.An Exercising Rightholder will have no right to rescind a purchase after the Subscription Agent has received payment, either by means of a Notice of Guaranteed Delivery or a check, except under the circumstances described under “Notice of NAV Decline.” See “Delivery of Share Certificates” below.

Whichever of the two methods of payment described above is used, issuance of the Shares purchased is subject to collection of checks and actual full payment by the Final Payment Date. If a Rightholder who subscribes for Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any amounts due by the Final Payment Date, the Subscription Agent reserves the right to take any or all of the following actions: (i) find other Rightholders for such subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such Rightholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Subscription Agent, whose determinations will be final and binding. The Subscription Agent, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Delivery of Share Certificates

Certificates representing Shares acquired in the Primary Subscription and representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed promptly after the expiration of the Offer once full payment for such Shares has been received and cleared. Participants in the Fund’s Plan will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the shares held in their accounts in the Plan must exercise such Rights in accordance with the procedures set forth above. Shareholders whose shares of beneficial interest are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer’s behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated and certificates representing such shares will be sent directly to Cede or such other depository or nominee. Share certificates will not be issued for Shares credited to Plan accounts.

Sale of Rights

Sales through Subscription Agent. Rightholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent by 4:00 p.m. on [_____], 2009 (or if the Offer is extended, until two business days prior to the final Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will use its reasonable best efforts to complete the sale; and the Subscription Agent will remit the proceeds of sale, net of any commissions, to the Rightholders. No brokerage commissions will be charged to holders in connection with any sale of fewer than [__] Rights who elect to direct the Subscription Agent to sell such Rights in whole but not in part. Any commission on sales of [__] Rights or more will be paid by the selling Rightholders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Subscription Agent on the day such Rights are sold. The Subscription Agent will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the [_____] business day prior to the Expiration Date. Such sales will be made net of commissions on behalf of the nonclaiming Rightholders. The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming Rightholders until such proceeds are either claimed or become subject to escheat. There can be no assurance that the Subscription Agent will be able to complete the sale of any such Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All such Rights will be sold at the market price, if any, on the NYSE.

Other Transfers. The Rights are transferable and will be admitted for trading on the NYSE. Assuming a market for the Rights develops, the Rights may be purchased and sold through usual brokerage channels until [_____], 2009 (or if the Offer is extended, until a comparable number of business days before the final Expiration Date). In such case, you will need to instruct your broker to sell any unexercised Rights in time for the broker to execute the transaction by the close of trading on [_____], 2009. The Rights evidenced by a single Subscription Certificate may be transferred in whole or in part by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new

Subscription Certificate evidencing the balance of the Rights will be issued to the transferring Rightholder or, if the transferring Rightholder so instructs, to an additional transferee.

Except for the fees charged by the Subscription Agent and brokerage commissions on the sale of fewer than [__] Rights (which will be paid by the Fund as described above), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights and none of such commissions, fees or expenses will be paid by the Fund or the Subscription Agent.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription and the Over-Subscription Privilege may be effected through, the facilities of DTC.

Certain Federal Income Tax Consequences of the Offer

The following discussion summarizes the principal federal income tax consequences of the Offer to a Rightholder that receives a Right in the Offering or purchases a Right from another Rightholder. It is based upon the Code, U.S. Treasury regulations, Internal Revenue Service rulings and judicial decisions in effect on the date of this prospectus, all of which may be subject to change or differing interpretation, possibly with retroactive effect. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular Rightholder in light of his or her individual circumstances or to Rightholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities or traders electing mark-to-market treatment, partnerships and other entities treated as pass-through entities for federal income tax purposes, real estate investment trusts, regulated investment companies, Rightholders with functional currencies other than the U.S. Dollar, S corporations, Rightholders subject to the alternative minimum tax, governments and their agencies and instrumentalities, foreign corporations, and persons who are not citizens or residents of the United States), and it does not address any state, local or foreign tax consequences. Accordingly, each Rightholder should consult his or her own tax advisor as to the specific tax consequences of the Offer for him or her. Each Rightholder should also review the discussion of certain tax considerations affecting the Fund and its shareholders set forth under “Federal Income Taxation” below and under “Tax Status” in the SAI.

The principal U.S. federal income tax consequences to holders of Shares with respect to the Offer will be as follows:

1.

The distribution of Rights to shareholders on the Record Date will not result in the recognition of taxable income to such shareholders nor will such shareholders recognize taxable income as a result of the exercise of the Rights.

2.

The basis of a Right will be (a) to a holder of Shares to whom it is issued and who exercises or sells the Right (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Shares with regard to which it is issued, zero (in which case the holder’s basis in the applicable Shares will not change), unless the shareholder irrevocably elects, by filing a statement with his or her timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Shares between the Right and the Shares based on their respective fair market values immediately after the Right is issued, or (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Shares with respect to which it is issued or the election referred to in the preceding clause (i) is made, a portion of the basis in the Shares based upon the respective fair market values of the applicable Shares and the Right immediately after the Right is issued (in which case the holder’s basis in those Shares will be correspondingly reduced); (b) to a holder of Shares to whom it is issued and who allows the Right to expire, zero (in which case the basis in the applicable Shares will not change); or (c) to anyone who purchases the Right from a Rightholder, the purchase price for the Right.

3.

The holding period of a Right received by a shareholder on the Record Date includes the holding period of the Shares with regard to which the Right is issued. The holding period of a Right purchased from a Rightholder will begin on the date of such purchase.

4.

Any gain or loss on the sale of a Right will be treated as a capital gain or loss if the Right is a capital asset in the hands of the seller. Such a capital gain or loss will be long-term capital gain or loss if the holding period of the Right, determined in accordance with paragraph 3 above, is greater than one year, and otherwise will be short-term capital gain or loss. A Right issued with regard to Shares will be a capital asset in the hands of the person to whom it is issued if the Shares were a capital asset in the hands of that person. If a Right is allowed to expire, there will be no loss realized unless the Right had been acquired by purchase, in which case there will be a loss equal to the basis of the Right.

5.	If the Right is exercised, the exercising Rightholder’s basis in the Shares received will include the Rightholder’s basis in the Right and the amount paid upon exercise of the Right.
6.

If the Right is exercised, the holding period of the Shares acquired by the exercising Rightholder begins on the date the Right is exercised, and does not include the holding period of the Shares with respect to which the Right is issued.

The foregoing is a general summary of the principal federal income tax consequences of the Offer and exercising Rightholders under federal income tax laws presently in effect, and does not cover any state, local, foreign, or non-income tax consequences of the Offer. Shareholders should consult their own tax advisors concerning the tax consequences of this transaction. See “Federal Income Taxation.”

Foreign Restrictions

Subscription Certificates will not be mailed to shareholders whose record addresses are outside the United States (the term “United States” includes the states, the District of Columbia, and the territories and possessions of the United States). However, foreign shareholders will receive written notice of the Offer. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such foreign shareholders’ accounts until instructions are received to exercise the Rights. If no instructions have been received by [_____], Eastern time, [_____] business days prior to the Expiration Date regarding the Rights of those foreign shareholders, the Subscription Agent will use its reasonable best efforts to sell the Rights of those foreign shareholder on the NYSE. The net proceeds, if any, from the sale of those Rights will be remitted to the foreign shareholder.

USE OF PROCEEDS

Assuming all Shares offered hereby are sold at the estimated Subscription Price of $[_] per Share, the net proceeds of the Offer will be approximately $[_]. The net proceeds of the Offer will be invested in accordance with the Fund’s investment objective and policies. Pioneer anticipates that investment of the net proceeds will occur shortly after their receipt by the Fund, depending on market conditions and the availability of appropriate securities. To the extent there is any delay in investing the proceeds, the proceeds may be invested in U.S. government securities or high-quality, short-term money market instruments, cash or cash equivalents, pending investments of the proceeds. See “Investment Objective and Policies.”

THE FUND

The Fund was organized as a trust under the laws of the State of Delaware on January 30, 2002, and it is registered under the 1940 Act. The Fund has been engaged in business as a diversified, closed-end management investment company since April 30, 2002, when it completed an initial public offering of 24,000,000 common shares of beneficial interest, par value $0.00 per share. The Fund issued 2,000,000 common shares on May 14, 2002 and 600,000 common shares on June 10, 2002 pursuant to an over-allotment provision. The Fund’s common shares are traded on the NYSE under the symbol “PHT.” As of [_____], 2009, the Fund’s NAV was $[_____] and the Fund’s last reported sale price was $[_____].

On July 12, 2002, the Fund issued 2,020 shares of Series M Auction Preferred Shares and 2,020 shares of Series W Auction Preferred Shares, par value $0.0001 per share. On [_____], 2003, the Fund issued [2,000] shares of Series TH Auction Preferred Shares, par value $0.0001 per share.

The Fund’s principal office is located at 60 State Street, Boston, Massachusetts, 02109 and its telephone number is (617) 742-7825.

The following provides information about the Fund’s outstanding shares as of [_____], 2009:

Amount Outstanding

Title of Class	Amount Authorized	Amount Held by the Fund or for Its Account	Exclusive of Amount Held by the Fund or for Its Account
Common Shares	Unlimited
Auction Preferred Shares (Series M)	Unlimited
Auction Preferred Shares (Series W)	Unlimited
Auction Preferred Shares (Series TH)	Unlimited

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objectives

The Fund’s investment objective is a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Fund makes no assurance that it will achieve its investment objectives.

Principal Investment Strategies

Normally, the Fund invests at least 80% of its assets (net assets plus borrowing for investment purposes) in below investment grade (“high yield”) debt securities, loans and preferred stocks. This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act.

High Yield Securities

The high yield securities in which the Fund invests are rated Ba or lower by Moody’s or BB or lower by S&P or are unrated but determined by Pioneer to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, may be difficult to value, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See “Special Considerations and Risk Factors.” For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund invests in high yield securities with a broad range of maturities.

Convertible Securities

The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more that 50% of its total assets in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objective and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.

Corporate Loans

The Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The Fund considers corporate loans to be high yield debt instruments if the issuer has outstanding debt securities rated below investment grade or has no rated securities, and includes corporate loans in determining whether at least 80% of its assets are invested in high yield debt instruments. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by the federal securities laws or the SEC.

As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (Ba or lower by Moody’s or BB or lower by S&P), or may be unrated investments considered by Pioneer to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

Distressed Securities

The Fund may invest up to 10% of its total assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s or CC or lower by S&P) or which are unrated investments considered by Pioneer to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Preferred Shares

The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

Foreign Securities

While the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its total assets in securities of corporate and governmental issuers located outside the United States, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

Illiquid Securities

The Fund may invest in bonds, corporate loans, convertible securities, preferred stocks and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Fund may invest up to 50% of its total assets in investments that are not readily marketable, and it may also invest in securities that are subject to contractual restrictions on resale. Such investments may affect the Fund’s ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. See “Net Asset Value” for information with respect to the valuation of illiquid securities.

Structured Securities

The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

Mortgage-Backed Securities and Asset-Backed Securities

The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”) or by agencies to the U.S. government such as the

Government National Mortgage Corporation (“GNMA”). Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The Fund’s investments in mortgage-related securities may include mortgage derivatives and structured securities.

The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities. As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holders of a restructured security or of underlying assets that it could not otherwise purchase at a time when those assets may be difficult to sell or may be sold only at a loss. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest or may be nonexistent. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation, and foreclosure expenses, and inadequate to pay principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The Fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

The Fund’s mortgage-related investments may include mortgage-related derivative securities such as collateralized mortgage obligations (“CMOs”). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors. If there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

The Fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the Fund invests (e.g., the Fund may invest in a tranche of a CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the Fund as illiquid securities, which may be difficult to value or to sell at an advantageous time or price.

The Fund may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Fund loses the right to receive interest and principal payments on the security it sold. However, the Fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon Pioneer’s ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

Event-Linked Bonds

The Fund may invest in “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Fund’s investment in such event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond’s credit risk and model used to calculate the probability of a trigger event.

REITs

REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

U.S. Government Securities

U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

Zero Coupon Securities

The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Investments in Equity Securities

Consistent with its objective, the Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. However, Pioneer has an exemptive order from the SEC that permits the Fund to invest cash balances in money market funds managed by Pioneer. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund. Income generated from the Fund’s investment in another investment company may not be tax-exempt.

Defensive and Temporary Investments

Normally, the Fund invests substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in cash or cash equivalent short-term obligations, including, but not limited to, short-term municipal securities, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities and repurchase agreements. Interest on certain of these short-term obligations will be subject to federal income tax. The Fund may also invest all or any portion of its assets in such instruments for temporary defensive purposes. During such periods, the Fund may not be able to achieve its investment objectives.

Derivatives

The Fund may, but is not required to, use futures, options and swaps (including credit default swaps) on securities, indices and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. Instead of investing directly in particular securities, the Fund may gain exposure to a security, issuer, index or basket of securities, or a market, by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure.

The Fund may use various hedging and interest rate transactions to earn income, facilitate portfolio management and mitigate risks. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed income and interest rate indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique that seeks to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Income that the Fund derives from these transactions generally will not be tax-exempt.

Credit Default Swaps

The Fund may enter into credit default swaps, which are a type of derivative transaction. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets, or an index of assets, each known as the “reference obligation.”

A credit default swap is designed as a means to purchase (or sell) a hedge against the risk of default on the reference obligation. If a credit event occurs, the seller generally must pay the buyer the par value (i.e., full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

The Fund may be either the buyer or seller in a credit default swap. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of the reference obligation, the value of which may have significantly decreased. As a seller, the Fund generally would receive an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate cash or assets determined to be liquid by Pioneer in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate cash or assets determined to be liquid by Pioneer in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).] Such segregation is designed to ensure that the Fund will have assets available to satisfy its obligations with respect to the transaction and to limit the leveraging of the Fund’s portfolio. However, such segregation will not limit the Fund’s exposure to loss.

Mortgage Dollar Rolls

The Fund may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Fund loses the right to receive interest and principal payments on the security it sold. However, the Fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon Pioneer’s ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

Repurchase Agreements

The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Lending of Portfolio Securities

The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would have the ability to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund’s total assets.

Portfolio Turnover

It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

USE OF LEVERAGE

The Fund may borrow money and/or issue preferred shares, commercial paper or debt securities to the extent permitted by the 1940 Act. These practices are known as leveraging. Currently, the Fund employs financial leverage through its outstanding Auction Preferred Shares. As of [_____], 2009, there were $[__] million in Auction Preferred Shares outstanding. The Auction Preferred Shares have seniority over the Fund’s common shares. Following the issuance of the Shares described in this prospectus, the Fund’s leverage ratio will decrease as a result of the increase in net assets attributable to Shares. A lower leverage ratio may result in lower returns to holders of Shares over a period of time.

Leverage creates risks for the Fund’s shareholders, including the likelihood of greater volatility of the Fund’s NAV and market price. There is a risk that fluctuations in the dividend rates on any preferred shares or in the interest rates on any borrowings may adversely affect the return to the Fund’s shareholders. If the return on the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Fund’s shareholders as dividends and other distributions will be reduced. The Fund in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

The Auction Preferred Shares pay dividends at rates based on short-term periods which are reset periodically. If the Fund’s portfolio is invested in securities that provide a higher rate of return than the Fund’s cost of leverage (after taking expenses into consideration), the leverage will cause holders of Shares to receive a higher current rate of return than if the Fund were not leveraged.

Changes in the value of the Fund’s portfolio (including investments bought with the leverage proceeds) will be borne entirely by the Fund’s common shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV per share to a greater extent than if the Fund were not leveraged.

The Fund is subject to certain restrictions on investments imposed by guidelines of Moody’s and Fitch, Inc., the rating agencies that have issued ratings for the Auction Preferred Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Pioneer from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such divided, distribution, or purchase price, as the case may be.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the Auction Preferred Shares. The Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 200%.

The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on the Fund’s shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the use of leverage representing approximately [__]% of the Fund’s total assets after the Offer (including the proceeds of the leverage) and an interest rate of [__]% (based on the interest rate on the Fund’s outstanding leverage on [_____], 2009). The table does not reflect any costs of the Offer.

Assumed Portfolio Return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return

Total return is composed of two elements -- dividends paid to the Fund’s shareholders (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation.

SPECIAL CONSIDERATIONS AND RISK FACTORS

An investment in the Shares of the Fund involves a high degree of risk. You should carefully consider the following risk factors in addition to the other information set forth in this Prospectus. For additional information about the risks that may be associated with an investment in the Fund, see “Investment Policies, Risks and Restrictions” in the SAI.

Risks of the Offer

Potential Dilution. If you do not exercise your Rights, you will, upon the completion of the Offer, own a smaller proportional interest in the Fund than you do now. In addition, because the Subscription Price per common share may be less than the then current NAV per common share, the completion of the Offer may result in an immediate dilution of the net asset value per common share for all existing shareholders. Such dilution could be substantial. If such dilution occurs, shareholders will experience a decrease in the net asset value per common share held by them, irrespective of whether they exercise all or any portion of their Rights. The Fund cannot state precisely the extent of this dilution because the Fund does not know what the NAV will be when the Offer expires, how many Rights will be exercised or the exact expenses of the Offer.

Reduction in Leverage. The Fund currently employs financial leverage in the form of Auction Preferred Shares, and past auctions for the Auction Preferred Shares have failed. Accordingly, it will be difficult to increase financial leverage following the Offer through the issuance of additional preferred shares, although the Fund may employ leverage through other means. A reduction in the extent of leverage employed through Auction Preferred Shares will reduce the potential benefits associated with such leverage to the Fund’s common shareholders, including enhancement of income or return. A reduction in the Fund’s use of financial leverage will dampen the effect of changing market conditions on the market price for common shares.

Potential Yield Reduction. The Offer is expected to present the opportunity to invest in higher yielding securities. There is no assurance that the Fund will be able to invest the proceeds of the Offer in higher yielding securities or that other potential benefits of the Offer will be realized. The Offer could reduce the Fund’s current dividend yield if the Fund is unable to invest the proceeds of the Offer in securities that provide a yield sufficiently higher than the current dividend yield so as to offset the Fund’s decreased leverage ratio as a result of the increase in net assets attributable to the Shares.

Share Price Volatility. Volatility in the market price of the Fund’s shares may increase or decrease during the Offer. The Offer may result in some shareholders selling their shares, which would exert downward price pressure on the price of shares, while others wishing to participate in the Offer may buy Shares, having the opposite impact.

Under-Subscription. It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could have an impact on the net proceeds of the Offer and whether the Fund achieves the benefits described under “The Offer -- Purpose of the Offer.”

Risks of Investing in the Fund

High Yield Debt Securities

Investment in high yield securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•	Increased price sensitivity to changing interest rates and to a deteriorating economic environment;
•	Greater risk of loss due to default or declining credit quality;
•	Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and
•	If a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Debt securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody’s means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. S&P assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See the statement of additional information for a description of Moody’s and S&P’s ratings.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the current downturn in the national economy continues, or if interest rates rise sharply, the number of defaults by high yield issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers in those industries to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund’s net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

Market Risk

The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Recently, the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This ongoing financial crisis has caused a significant decline in the value and liquidity of many securities. These market conditions may continue or get worse, and they may not have the same impact on all types of securities. This environment could make identifying investment risks and opportunities especially difficult. The values of securities may fall due to factors affecting a particular issuer or sector or the securities market as a whole.

Auction Preferred Shares Risk

Past auctions of the Fund’s Auction Preferred Shares have failed, which has prevented the holders of the Auction Preferred Shares from selling their shares. It is possible that the holders of the Auction Preferred Shares may take action to cause the redemption of their shares, or that the Fund may otherwise voluntarily or involuntarily redeem some or all of the outstanding Auction Preferred Shares. Any such redemption could substantially reduce or eliminate the Fund’s financial leverage, which would cause a reduction in the dividend yield for holders of the Fund’s common shares. Pioneer and the Fund continue to explore various alternatives for re-financing the Auction Preferred Shares in order to provide liquidity for holders of Auction Preferred Shares, but they may not be successful in doing so on terms that are favorable to the holders of the Fund’s common shares.

Interest Rate Risk

Fixed income securities, including high yield securities, are subject to certain common risks, including:

•	If interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;
•

During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•

During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk; and

•	Pioneer’s judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

Convertible Securities

The Fund may invest up to 50% of its total assets in convertible securities. Convertible fixed income securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

Corporate Loans

The Fund may acquire interests in loans made by banks or other financial institutions to corporate issuers or participation interests in such loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In addition, the Fund may be have to rely on the lender to enforce the Fund’s rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the underlying loan.

Unlike most other high yield securities, corporate loan obligations are frequently secured by security interests in the assets of the borrower and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment.

Corporate loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, the Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Pioneer believes are attractive arise. In addition, the Fund’s ability to dispose of a loan (or an interest in a loan) may be limited to the extent that Pioneer has obtained any material non-public information concerning the loan or the issuer (e.g., information that Pioneer obtains in connection with the Fund’s position as a lender to such issuer).

Mortgage- and Asset-Backed Securities and Structured Securities

To the extent the Fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid. The value of interest only instruments may decline significantly or these instruments may become worthless in the event that the underlying mortgage pool experiences substantial and unanticipated prepayments.

The Fund may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

REITs

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

Illiquid Investments

The Fund may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Pioneer’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Foreign Securities

Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;
•

Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•	Adverse effect of currency exchange rates or controls on the value of the Fund’s investments;
•	The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
•	Economic, political and social developments may adversely affect the securities markets; and
•	Withholding and other non-U.S. taxes may decrease the Fund’s return.

There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political climate in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

Currency Risk

The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Sovereign Debt

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt), whether denominated in U.S. dollars for a foreign currency, involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Market Price of Shares

Shares of closed-end funds frequently trade at a prices lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

Derivatives

The Fund may, but is not required to, use futures and options on securities, indices and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the Fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the Fund may use derivatives for a variety of purposes, including:

•	As a hedge against adverse changes in the market prices of securities or interest rates
•	As a substitute for purchasing or selling securities
•	To increase the Fund’s return as a non-hedging strategy that may be considered speculative

Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a significant impact on the Fund’s exposure to the market prices of securities or interest rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of the Fund’s other investments or do not correlate well with the underlying asset, rate or index, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the Fund if it cannot sell or terminate the derivative at an advantageous time or price. Some derivatives may involve the risk of improper valuation. The Fund will only invest in derivatives to the extent Pioneer believes these investments are consistent with the Fund’s investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the Fund for a variety of reasons.

Leverage Risk

The Fund’s outstanding Auction Preferred Shares are a form of financial leverage that present risks to its common shareholders. By issuing Auction Preferred Shares, the Fund seeks to enhance potential earnings for its common shareholders over time by employing leverage based on short-term interest rates and investing in securities with longer terms for which the interest rates are typically, although not always, higher. Because the securities in which the Fund invests generally pay fixed rates of interest while the Fund’s cost of leverage generally fluctuates with short-term yields, the incremental earnings from leverage vary over time. Accordingly, the use of leverage may not result in a higher yield or return to holders of the Fund’s common shares. The income benefit from leverage will be reduced to the extent that the difference narrows between the net earnings on the Fund’s portfolio securities and its cost of leverage. If short-term rates rise, the Fund’s cost of leverage could exceed the fixed rate of return on longer-term securities held by the Fund that were acquired during periods of lower interest rates, reducing income and returns to the Fund’s common shareholders. This could occur even if both short-term and long-term interest rates rise. The Fund’s cost of leverage includes both the dividends paid on Auction Preferred Shares and any costs, fees and expenses associated with such leverage.

The Fund’s use of financial leverage also creates incremental net asset value risk with respect to its common shares, because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by the common shares. This may result in a greater decrease in net asset values in declining markets than if the Fund were not leveraged. The Fund’s use of financial leverage similarly can magnify the effect of changing market conditions on the market price for common shares. The Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding Auction Preferred Shares, in order to maintain the ability to declare and pay distributions on the common shares and to maintain the Auction Preferred Share’s ratings. In order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming Auction Preferred Shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Fund’s common shares over time.

Anti-takeover Provisions

The Fund’s Agreement and Declaration of Trust and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sales and similar transactions.

MANAGEMENT OF THE FUND

Board of Trustees

The business and affairs of the Fund are managed by or under the direction of the Board of Trustees of the Fund. Background information regarding the Trustees and officers of the Fund is contained in the SAI under “Trustees and

Officers.”

Investment Adviser

Pioneer serves as the investment adviser to the Fund. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of [_____], 2009, assets under management were approximately $[__] billion worldwide, including over $[__] billion in assets under management by Pioneer. Pioneer’s main office is at 60 State Street, Boston, Massachusetts 02109.

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of Andrew Feltus, who is supported by Tracey Wright. Mr. Feltus and Ms. Wright are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer’s affiliate, Pioneer Investment Management Limited, based in Dublin, Ireland. Mr. Feltus, a senior vice president, joined Pioneer in 1994. Ms. Wright, a vice president, joined Pioneer in 2004 as an analyst. Prior to joining Pioneer, she was a high yield analyst at State Street Global Advisors.

Advisory Agreement

Management fees payable under the Fund’s Advisory Agreement with Pioneer are calculated daily at the annual rate of 0.60% of the Fund’s average weekly managed assets. “Managed assets” is the average daily value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. For the twelve months ended [March 31, 2009], the net management fee was equivalent to [__]% of the Fund’s average weekly managed assets, which was equivalent to [__]% of the Fund’s average daily net assets attributable to the common shareowners.

In addition, under Pioneer’s management and administration agreements, certain other services and costs are paid by Pioneer and reimbursed by the Fund. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $[__] in management costs, administrative costs and certain other fees payable to Pioneer at [March 31, 2009].

The Fund has retained Princeton Administrators, LLC (“Princeton”) to provide certain administrative and accounting services to the Fund on its behalf. Pioneer pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Fund’s managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Princeton receives no compensation directly from the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the management contract is available in the Fund’s annual report to shareholders, for the period ended [March 31, 2009].

NET ASSET VALUE

The Fund’s net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The Fund calculates a net asset value for its common shares every day the NYSE is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a Share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding Auction Preferred Shares is divided by the total number of Shares outstanding at such time.

The Fund generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the Fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the Fund’s common shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the Fund relies upon securities prices provided by pricing services.

The Fund uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the Fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the Fund determines its net asset value.

International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The Fund uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The Fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the Fund invests in the shares of registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

Dividends and Distributions

The Fund distributes dividends of all or a portion of its net investment income monthly to holders of common shares. Distributions to common shareholders can only be made from net investment income after paying any accrued dividends to the holders of Auction Preferred Shares. Dividends and distributions may be payable in the manner determined by the Trustees, including cash, common shares or common shares with the option to receive cash in lieu of the shares. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. In order to maintain a stable dividend rate on the common shares, the Fund may also make distributions that constitute a return of capital. The Fund is not required to maintain a stable level of distributions, or distributions at any particular rate, to common shareholders. For federal income tax purposes, in order to obtain the favorable tax treatment afforded to a regulated investment company, the Fund is required, and intends, to distribute substantially all of its net investment income for each year. All or substantially all net realized capital gains, if any, will be distributed to the Fund’s shareholders at least annually.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accumulated preferred dividends have been paid and (2) the value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Fund’s borrowings. If the Fund’s ability to make distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See “Use of Leverage” and “Federal Income Taxation.”

See “Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends (other than exempt-interest dividends) and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

The yield on the Fund’s common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund’s investment in portfolio securities, the securities comprising the Fund’s portfolio, changes in interest rates (including changes in the relationship between short-term rates and long-term rates), the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common shares discussed above under “Use of Leverage,” the timing of the investment of leverage proceeds in portfolio securities, the Fund’s net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its common shares, and the yield for any given period is not an indication or representation of future yields on the Fund’s common shares.

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s automatic dividend reinvestment plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gain distributions are automatically reinvested by the Plan Agent, in additional common shares. In the event a dividend or capital gain distribution is declared in shares with the option to take cash and the shares are trading at a “market discount,” as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gain distribution.

Whenever the Fund declares an exempt-interest or ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in common shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the NYSE or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the amount of such dividend in newly issued shares on behalf of the participant. The number of newly issued shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the newly issued shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (last purchase date) to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends (other than capital gain dividends). Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Dividend reinvestment is confirmed quarterly. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in common shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Federal Income Taxation.”

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s common shares is higher than the net asset value per share, participants in the Plan will receive common shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value per share, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at [__________].

FEDERAL INCOME TAXATION

The Fund is treated as a separate entity for U.S. federal income tax purposes. The Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the Fund. Consequently, in order to qualify as a regulated investment company, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

If, for any taxable year, the Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including net capital gains, qualified dividend income and ordinary income. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and Auction Preferred Shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate capital gain dividends, qualified dividend income and other dividends in a manner that allocates such income between the holders of common shares and Auction Preferred Shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. However, the IRS has also taken the position that if a corporation with two or more classes of shares makes distributions in excess of current and accumulated earnings and profits, it must allocate the current and accumulated earnings and profits first to preferred shares and then to common shares. Thus, the Fund's current and accumulated earnings and profits will first be used to pay dividends on the Auction Preferred Shares.

The Fund declares a dividend from net investment income (excluding capital gains) each month. Dividends are normally paid on the last business day of the month or shortly thereafter. The Fund distributes any net short-term and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the Fund to that shareholder will be automatically reinvested in additional full and fractional shares of the Fund. For U.S. federal income tax purposes, all dividends from the Fund generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if so designated by the Fund and certain other conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at a maximum 15% U.S. federal income tax rate.

Most of the dividends distributed to shareholders will be attributable to debt securities or other investments that do not produce qualified dividend income. However, a portion of the dividend distributions to individuals and certain other noncorporate shareholders may qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to qualified dividend income. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and designated by the Fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. The Fund is permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a portion of the Fund’s distributions may qualify for this deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares . The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net capital gains, if any, that are designated as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (currently, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the reduced maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2010.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders. See “Securities Beneficially Owned; Annual Fee and Other Information” for the Fund’s available capital loss carryforwards. The Fund may not carry forward any losses other than net capital losses.

At the time of an investor’s purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales or exchanges of fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test.

If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. These investments could also result in the treatment of gains from the sale of stock of passive foreign investment companies as ordinary income. In order for the Fund to make a “qualified electing fund” election with respect to a “passive foreign investment company”, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

The Fund is required to withhold (as “backup withholding”) 28% of reportable payments, including dividends and capital gain distributions paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than, for taxable years of the Fund beginning on or before December 31, 2009, certain dividends designated by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

REPURCHASE OF SHARES

Shares of closed-end management investment companies frequently trade at a discount from their NAV but in some cases trade at a premium. In recognition of the possibility that the Fund’s common shares might similarly trade at a discount, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from NAV by repurchasing its shares in the open market or by tendering for its own shares at NAV. The Board of Trustees, in consultation with Pioneer, will review on a periodic basis the possibility of open market repurchases or tender offers of the Fund’s common shares. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Trust’s shares trading at a price that is equal to or approximates their NAV. In addition, the Board of Trustees will not necessarily announce when it has given consideration to these matters.

Subject to the Fund’s investment policies and restrictions with respect to borrowings, the Fund may incur debt to finance repurchases or tenders. See “Investment Objectives and Principal Investment Strategies” above and “Investment Policies, Risks and Restrictions” in the SAI. Interest on any such borrowings will reduce the Fund’s net investment income.

DESCRIPTION OF SHARES

General

The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and, pursuant to such classification or reclassification, to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement of Declaration of Trust and By-Laws to reflect the terms of any such class or series, including any class of preferred shares. The Fund is also authorized to issue other securities, including debt securities. The Trust sends unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders.

Common Shares

As of [_____], 2009, there were $[__] million in common shares issued and outstanding. The Fund’s common shares are fully paid and non-assessable. Holders of common shares are entitled to share pro rata in the net assets of the Fund available for distribution to such holders upon liquidation of the Fund. Holders of common shares are entitled to one vote for each share held. So long as any of the Auction Preferred Shares are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on the Auction Preferred Shares have been paid and unless asset coverage (as defined in the 1940 Act) with respect to the Auction Preferred Shares is at least 200% after giving effect to such distributions. See “Use of Leverage.”

The common shares are listed on the NYSE. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Because the market value of the common shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Shares; Conversion to Open-End Fund.”

Auction Preferred Shares

As of [_____], 2009, there were $[__] million in Auction Preferred Shares issued and outstanding. The Auction Preferred Shares pay dividends at rates based on short-term periods, of seven days in the case of the Series M and Series TH Auction Preferred Shares and 28 days in the case of the Series W Auction Preferred Shares, unless the Fund declares a longer dividend period upon notice and subject to the satisfaction of certain other conditions. The preference on distribution, liquidation preference, voting rights and redemption provisions of the Auction Preferred Shares are as stated below.

Limited Issuance of Auction Preferred Shares. Under the 1940 Act, the Fund could issue Auction Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the Auction Preferred Shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless the liquidation value of the Auction Preferred Shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference. The Auction Preferred Shares have complete priority over the common shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Auction Preferred Shares will be entitled to receive a preferential liquidating distribution of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon, whether or not earned or declared, before any distribution of assets is made to holders of common shares.

Voting Rights. The holders of the Fund’s Auction Preferred Shares have voting rights equal to the holders of the Fund’s common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders Auction Preferred Shares are also entitled to elect two of the Fund’s Trustees and to elect a majority of the Trustees at any time when two years’ dividends on the Auction Preferred Shares or any other preferred shares are unpaid. In addition, the 1940 Act requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

Redemption, Purchase and Sale of Auction Preferred Shares.  The terms of the Auction Preferred Shares provide that they may be redeemed by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of Auction Preferred Shares by the Fund will reduce the leverage applicable to common shares, while any issuance of Auction Preferred Shares by the Fund will increase such leverage.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. In particular, if 75% of the Board approved the proposal, a vote a majority of each affected class or series of securities outstanding would be required to approve such conversion. If less than 75% but more than 50% of the Board approved the proposal, then 75% of each affected class or series of securities outstanding would be required to approve such conversion.

If the Fund converted to an open-end investment company, it would be required to redeem all outstanding preferred shares (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund’s common shares would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset inflows and outflows that can complicate portfolio management. The Board of Trustees may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, although in some cases they may trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described above, however, the Board of Trustees will review periodically the trading range and activity of the Fund’s common shares with respect to its NAV and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per share.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

Brown Brothers Harriman & Co. acts as the Fund’s custodian pursuant to a custody agreement at negotiated rates. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act.

Pioneer Investment Management Shareholder Services, Inc., a wholly owned indirect subsidiary of UniCredit S.p.A., through a sub-transfer agency agreement with American Stock Transfer & Trust Company provides substantially all transfer agent and shareowner services related to the Fund’s common shares at negotiated rates.

Deutsche Bank Trust Company Americas is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Fund’s Auction Preferred Shares.

LEGAL MATTERS

Certain legal matters with respect to the Offer will be passed upon by Bingham McCutchen LLP, Boston, Massachusetts.

REPORTS TO SHAREHOLDERS

The Fund will send unaudited semi-annual and audited annual reports to shareholders, including a list of the portfolio investments held by the Fund.

ADDITIONAL INFORMATION

You can obtain more free information about the Fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Visit our website

www.pioneerinvestments.com

The Fund makes available shareowner reports, free of charge, on the Fund’s website at www.pioneerinvestments.com. You also may find other information and updates about Pioneer and the Fund, including Fund performance information, on the Fund’s website.

Shareowner reports

Annual and semiannual reports to shareowners, proxy statements and other information filed with the Securities and Exchange Commission, provide additional information about the Fund’s investments. The annual report discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of additional information

The statement of additional information provides more detailed information about the Fund. It is incorporated by reference into this prospectus.

You can also review and copy the Fund’s shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission’s EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The Fund’s shares are listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Rights offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission’s web site (http://www.sec.gov).

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

1.	Fund History................................................................................................................................................	[__]
2.	Investment Policies, Risks and Restrictions...........................................................................................	[__]
3.	Trustees and Officers.................................................................................................................................	[__]
4.	Investment Adviser....................................................................................................................................	[__]
5.	Fund Service Providers..............................................................................................................................	[__]
6.	Portfolio Management................................................................................................................................	[__]
7.	Portfolio Transactions................................................................................................................................	[__]
8.	Tax Status......................................................................................................................................................	[__]
9.	Financial Statements....................................................................................................................................	[__]
10.	Portfolio Turnover........................................................................................................................................	[__]
11.	Securities Beneficially Owned; Annual Fee and Other Information.....................................................	[__]
	Appendix A - Description of Short-Term Debt, Corporate Bond and Preferred Stock Ratings.......	A-1
	Appendix B - Proxy Voting Policy.............................................................................................................	B-1

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Pioneer High Income Trust

60 State Street

Boston, Massachusetts 02109

Statement of Additional Information

Subject to Completion, Dated [_____], 2009

This statement of additional information for Pioneer High Income Trust (the “Fund”) is not a prospectus. It should be read in conjunction with the Fund’s prospectus, dated [_____], 2009. A copy of the prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the prospectus from our website at: www.pioneerinvestments.com. The Fund’s financial statements for the fiscal year ended March 31, 2009, including the independent registered public accounting firm’s report thereon, are incorporated into this statement of additional information by reference.

Table of Contents

1.	Fund History................................................................................................................................................	[__]
2.	Investment Policies, Risks and Restrictions...........................................................................................	[__]
3.	Trustees and Officers.................................................................................................................................	[__]
4.	Investment Adviser....................................................................................................................................	[__]
5.	Fund Service Providers..............................................................................................................................	[__]
6.	Portfolio Management................................................................................................................................	[__]
7.	Portfolio Transactions................................................................................................................................	[__]
8.	Tax Status......................................................................................................................................................	[__]
9.	Financial Statements....................................................................................................................................	[__]
10.	Portfolio Turnover........................................................................................................................................	[__]
11.	Securities Beneficially Owned; Annual Fee and Other Information.....................................................	[__]
	Appendix A - Description of Short-Term Debt, Corporate Bond and Preferred Stock Ratings.......	A-1
	Appendix B - Proxy Voting Policy.............................................................................................................	B-1

1. Fund History

The Fund is a diversified, closed-end management investment company organized as a trust under the laws of the State of Delaware on January 30, 2002. Pioneer Investment Management, Inc. (“Pioneer”) is the Fund’s investment adviser.

2. Investment Policies, Risks and Restrictions

The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund’s prospectus and provides additional information on the Fund’s investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s restrictions and policies.

Debt Securities and Related Investments

Debt Securities Rating Criteria

Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent -rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories. The Fund may invest in debt securities rated “D” or better, or comparable unrated securities as determined by Pioneer.

Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the Fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the Fund’s portfolio securities, Pioneer will consider what actions, if any, are appropriate in light of the Fund’s investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

As of [_____], 2009, the Fund’s average credit quality was [__], [__]% of the Fund’s total assets were rated AAA (or were of equivalent quality), [__]% of the Fund’s total assets were rated AA (or were of equivalent quality), [__]% of the Fund’s total assets were rated A (or were of equivalent quality), [__]% of the Fund’s total assets were rated BBB (or were of equivalent quality), and [__]% of the Fund’s total assets were rated BB and lower (or were of  quivalent quality) and cash or cash equivalents represented [__]% of the Fund’s long-term holdings.

U.S. Government Securities

U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Convertible Debt Securities

The Fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Municipal Obligations

The Fund may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The Fund’s distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Mortgage-Backed Securities

The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the Fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations (“CMOs”). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The Fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security(“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The Fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Risk Factors Associated with Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Asset-Backed Securities

The Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

The Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations (“CDOs”), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A treatment. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Subordinated Securities

The Fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Inverse Floating Rate Securities

The Fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Structured Securities

The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Floating Rate Loans

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Interbank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The Fund may invest in loans in different ways. The Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

Direct Investment in Loans. It can be advantageous to the Fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the Fund invests in an assignment of, or a participation interest in, a loan, the Fund may pay a fee or forgo a portion of the interest payment. Consequently, the Fund’s return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. The Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

Assignments. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation Interests. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The Fund may acquire participation interests from the financial institution or from another investor. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the Fund may be treated as a general creditor of such entity.

Other Information About Floating Rate Loans. Loans typically have a senior position in a borrower’s capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower’s assets. Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer’s capital structure, such obligations may be structurally subordinated to obligations of the issuer’s subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a loan.

In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Fund will generally rely upon the agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless the Fund has direct recourse against the borrower, the Fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans (“revolvers”), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower’s obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The Fund may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The Fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

From time to time, Pioneer and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.

Auction Rate Securities

The Fund may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. With respect to auction rate securities issued by a closed-end fund, the Fund will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by the Fund. In the past year, nearly all such auctions have failed, effectively locking in below-market interest rates.

Event-linked Bonds

The Fund may invest in “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event’s magnitude may be based on losses to a company or industry, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the Fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds are typically rated by at least one nationally recognized rating agency, but also may be unrated. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is “BB” by Standard &Poor’s Rating Group (or the equivalent rating for another rating agency). However, there are event-linked bonds rated higher or lower than “BB.”

The Fund’s investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the Fund may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond’s credit risk and model used to calculate the probability of the trigger event.

Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

Event-linked Swaps

The Fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Zero Coupon, Pay-in-Kind, Deferred and Contingent Payment Securities

The Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the Fund may receive no interest.

Non-U.S. Investments

Debt Obligations of Non-U.S. Governments

The Fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar Instruments and Samurai and Yankee Bonds

The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-

denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investments in Emerging Markets

The Fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index. The Fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the Fund may invest in unquoted securities, including securities of emerging market issuers.

Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Fund’s operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets.

Withholding and Other Taxes. The Fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the Fund’s investments in such countries. These taxes will reduce the return achieved by the Fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in Depositary Receipts

The Fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the Fund’s investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Foreign Currency Transactions

The Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The Fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the Fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.

While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

If the Fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See “Asset Segregation.”

Options on Foreign Currencies

The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund’s securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The Fund may also write options on foreign currencies for hedging purposes. For example, if the Fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the Fund.

Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in cash or liquid securities. See “Asset Segregation.”

The Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The Fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the Fund.

Investment Company Securities and Real Estate Investment Trusts

Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the Fund, (ii) 5% or more of the Fund’s total assets being invested in any one investment company, or (iii) 10% or more of the Fund’s total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The Fund may also invest without limit in money market funds.

The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled “Special Considerations and Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Real Estate Investment Trusts (“REITs”)

REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index (the “S&P 500”).

Exchange Traded Funds

The Fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automatic Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the Fund to invest in those ETFs beyond the limitations applicable to other investment companies.

Equity Securities and Related Investments

Investments in Equity Securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

Warrants and Stock Purchase Rights

The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred Shares

The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

Derivative Instruments

Credit Default Swap Agreements

The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no specified events of default, or “credit events”, on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund will receive no return on the stream of payments made to the seller. However, if a credit event occurs, the Fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the Fund, as the seller, must pay the buyer the full notional value of the reference obligation. The Fund, as the seller, would be entitled to receive the reference obligation. However, the value of the reference obligation received by the Fund as seller, coupled with the periodic payments previously received, may be less than the full notional value the Fund pays to the buyer, resulting in a loss of value to the Fund as seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.

Options on Securities and Securities Indices

For hedging purposes or to seek to increase total return, the Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Call and Put Options on Securities. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund.

However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the Fund will also be considered to be covered to the extent that the Fund’s liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.

Writing Call and Put Options on Securities Indices. The Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options. The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the Fund’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the “CFTC”) or on non-U.S. exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations regarding Futures Contracts. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

Interest Rate Swaps, Collars, Caps and Floors

In order to hedge the value of the Fund’s portfolio against interest rate fluctuations or to enhance the Fund’s income, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund also may invest in interest rate swaps to enhance income or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be maintained in a segregated account by the Fund’s custodian.

The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Fund’s adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit the Fund’s ability to engage in interest rate swaps.

Financial Futures and Options Transactions. The Commodity Futures Trading Commission (“CFTC”) does not limit futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation under the Commodity Exchange Act. As a result, the Fund is not restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The Fund however, has policies with respect to futures and options thereon as set forth herein.

Credit-Linked Notes

The Fund may invest in credit-linked notes (“CLNs”), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Other Investments and Investment Techniques

Short-Term Investments

For temporary defensive or cash management purposes, the Fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the Fund’s restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the Fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

Repurchase Agreements

The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. A repurchase agreement may be considered a loan by the Fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Short Sales Against the Box

The Fund may sell securities “short against the box.” A short sale involves the Fund borrowing securities from a broker and selling the borrowed securities. The Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The Fund intends to use short sales against the box to hedge. For example when the Fund believes that the price of a current portfolio security may decline, the Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may make short sales against the box.

Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks, including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of dollar rolls will depend upon Pioneer’s ability to manage its interest rate and prepayment exposure. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Asset Segregation

The 1940 Act requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Fund’s portfolio. If the Fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Portfolio Turnover

It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the Fund and its shareholders. See “Securities Beneficially Owned; Annual Fee and Other Information” for the Fund’s annual portfolio turnover rate.

Lending of Portfolio Securities

The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the Fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the Fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral. The Fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the Fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. If the income earned on the investment of the cash collateral is insufficient to pay these amounts, the Fund may take a loss on the loan. Where the Fund receives securities as collateral, the Fund will earn no income on the collateral, but will earn a fee from the borrower. The Fund may not exercise voting rights on loaned securities, but reserves the right to recall loaned securities so that they may be voted according to the Fund’s Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. Where the collateral delivered by the borrower is cash, the Fund will also have the risk of loss of principal in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. The Fund will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund’s total assets.

Interfund Lending

To cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another

Pioneer management investment company (a “Pioneer Fund”) through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer Fund, the fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

When-Issued and Delayed Delivery Securities

The Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the Fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the Fund’s obligations. See “Asset Segregation.”

Investment Restrictions

The following are the Fund’s fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which, as used in the prospectus and this statement of additional information, means the approval of the common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. Statements in italics are not part of the restriction.

The Fund may not:

(1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the Fund may issue in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(3) Invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

(4) Make loans, except by the purchase of debt obligations, loans or direct claim against a borrower, by entering into repurchase agreements or through the lending of portfolio securities.

(5) Invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

(6) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if (a) such purchase would cause more than 5% of the Fund’s total assets, taken at market value, to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the Fund’s total assets. The Fund’s policy does not apply to investments in U.S. government securities.

All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund’s outstanding voting shares.

The Fund has not adopted a fundamental policy prohibiting or limiting the Fund’s use of short sales, purchases on margin and the writing of put and call options. The Fund is subject, however, to the limitations on its use of these investments under the 1940 Act and the rules and interpretive positions of the SEC under the 1940 Act.

The Fund has adopted the following non-fundamental policy: the Fund does not intend to utilize leverage other than through the issuance of preferred shares if the Fund’s borrowing and the liquidation preference on any outstanding preferred shares exceed 33 1/3% of the Fund’s total assets at the time such borrowing is incurred; however, this limitation does not apply to temporary borrowing incurred in connection with the settlement of transactions in the Fund’s portfolio securities.

In addition, to comply with federal tax requirements for qualification as a “regulated investment company,” the Fund’s investments will be limited in a manner such that at the close of each quarter of each tax year, (a) no more than 25% of the value of the Fund’s total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Fund’s total assets, no more than 5% of its total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

In order to obtain and maintain the required ratings from one or more national statistical rating organizations concerning its Auction Preferred Shares, the Fund must comply with investment quality, diversification and other guidelines established by such rating agency or agencies. Such guidelines may be more restrictive than the restrictions set forth above.

3. Trustees and Officers

The Board of Trustees provides broad supervision over the Fund’s affairs. The officers of the Fund are responsible for the Fund’s operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the [76] U.S. registered investment portfolios for which Pioneer serves as investment adviser (i.e., the Pioneer Funds). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

Name, Age and Address	Position Held With the Fund	Term of Office and Length of Service	Principal Occupation During Past Five Years	Other Directorships Held by this Trustee
Interested Trustees:
John F. Cogan, Jr. (82)*	Chairman of the Board, Trustee and President	Trustee since 2005. Serves until a successor trustee is elected or earlier retirement or removal.

Deputy Chairman and a Director of Pioneer Global Asset Management S.p.A. (“PGAM”); Non-Executive Chairman and a Director of Pioneer Investment Management USA Inc. (“PIM-USA”); Chairman and a Director of Pioneer; Chairman and Director of Pioneer Institutional Asset Management, Inc. (since 2006); Director of Pioneer Alternative Investment Management Limited (Dublin); President and a Director of Pioneer Alternative Investment Management (Bermuda) Limited and affiliated funds; Director of PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary Counseling, Inc.; President and Director of Pioneer Funds Distributor, Inc. (“PFD”) (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and Dorr LLP

None
Daniel K. Kingsbury (50)*	Trustee and Executive Vice President	Trustee since 2007. Serves until a successor trustee is elected or earlier retirement or removal.

Director, CEO and President of Pioneer Investment Management USA Inc. (since February 2007); Director and President of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (since February 2007); Executive Vice President of all of the Pioneer Funds (since March 2007); Director of Pioneer Global Asset Management S.p.A. (since April 2007); Head of New Markets Division, Pioneer Global Asset Management S.p.A. (2000-2007)

None
Independent Trustees:

David R. Bock (65)	Trustee	Trustee since 2005. Serves until a successor trustee is elected or earlier retirement or removal.

Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007); Partner, Federal City Capital Advisors (boutique merchant bank) (1997 to 2004 and 2008 - present); and Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-based mortgage trading company) (2000-2002)

Director of Enterprise Community Investment, Inc. (privately-held affordable housing finance company); and Director of New York Mortgage Trust (publicly traded mortgage REIT)
Mary K. Bush (60)	Trustee	Trustee since 2005. Serves until a successor trustee is elected or earlier retirement or removal.	President, Bush International, LLC (international financial advisory firm)

Director of Marriott International, Inc., Director of Discover Financial Services (credit card issuer and electronic payment services); Director of Briggs & Stratton Co. (engine manufacturer); Director of UAL Corporation (airline holding company) Director of Mantech International Corporation (national security, defense, and intelligence technology firm); and Member, Board of Governors, Investment Company Institute

Benjamin M. Friedman (64)	Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	Professor, Harvard University	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversees 17 portfolios in fund complex)
Margaret B.W. Graham (61)	Trustee	Trustee since 2005. Serves until a successor trustee is elected or earlier retirement or removal.	Founding Director, Vice-President and Corporate Secretary, The Winthrop Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill University	None
Thomas J. Perna (58)	Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.

Chief Executive Officer, Quadriserv, Inc. (2008 – present) (technology products for securities lending industry); Private investor (2004 – 2008); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)

None
Marguerite A. Piret (60)	Trustee	Trustee since 1982. Serves until a successor trustee is elected or earlier retirement or removal.	President and Chief Executive Officer, Newbury, Piret & Company, Inc. (investment banking firm)	Director of New America High Income Fund, Inc. (closed-end investment company)
Stephen K. West (80)	Trustee	Trustee since 2005. Serves until a successor trustee is elected or earlier retirement or removal.	Senior Counsel, Sullivan & Cromwell LLP (law firm)	Director, The Swiss Helvetia Fund, Inc. (closed-end investment company)
Fund Officers:
Dorothy E. Bourassa (60)	Secretary	Since 2005. Serves at the discretion of the Board

Secretary of PIM-USA; Senior Vice President- Legal of Pioneer; Secretary/Clerk of most of PIM-USA’s subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant Secretary from November 2000 to September 2003)

None

Christopher J. Kelley (44)	Assistant Secretary	Since 2005. Serves at the discretion of the Board

Associate General Counsel of Pioneer since January 2008 and Assistant Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007

None
Mark E. Bradley (49)	Treasurer	Since 2008. Serves at the discretion of the Board

Vice President-Fund Accounting, Administration and Controllership Services of Pioneer; and Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services from 2002 to 2003

None
Luis I. Presutti (43)	Assistant Treasurer	Since 2005. Serves at the discretion of the Board	Assistant Vice President-Fund Accounting, Administration and Controllership Services of Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (50)	Assistant Treasurer	Since 2005. Serves at the discretion of the Board	Fund Accounting Manager - Fund Accounting, Administration and Controllership Services of Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
David F. Johnson (29)	Assistant Treasurer	Since 2009. Serves at the discretion of the Board

Fund Administration Manager – Fund Accounting, Administration and Controllership Services since November 2008 and Assistant Treasurer of all of the Pioneer Funds since January 2009; Client Service Manager – Institutional Investor Services at State Street Bank from March 2003 to March 2007

None

Teri W. Anderholm (49)	Chief Compliance Officer	Since 2007. Serves at the discretion of the Board

Chief Compliance Officer of Pioneer since December 2006 and of all the Pioneer Funds since January 2007; Vice President and Compliance Officer, MFS Investment Management (August 2005 to December 2006); Consultant, Fidelity Investments (February 2005 to July 2005); Independent Consultant (July 1997 to February 2005)

None

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates. The outstanding capital stock of PFD, Pioneer and Pioneer Investment Management Shareholder Services, Inc. (“PIMSS”) is indirectly wholly owned by UniCredit S.p.A. (“UniCredit”), one of the largest banking groups in Italy. Pioneer, the Fund’s investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredit S.p.A. (“UniCredit”), one of the largest banking groups in Italy. Pioneer, the Fund’s investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees

During the most recent fiscal year, the Board of Trustees held [10] meetings. Each Trustee attended at least [ 75]% of such meetings.

The Board of Trustees has an Audit Committee, a Governance Committee (formerly the Independent Trustees Committee), a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit

David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret

Governance

David R. Bock, Mary K. Bush, Benjamin M. Friedman, Margaret B.W. Graham, Thomas J. Perna, Marguerite A. Piret and Stephen K. West (Chair)

Nominating

Mary K. Bush (Chair), Benjamin M. Friedman, Margaret B.W. Graham and Marguerite A. Piret

Valuation

David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair)

Policy Administration

Mary K. Bush, Thomas J. Perna (Chair), Margaret B.W. Graham and Stephen K. West

During the most recent fiscal year, the Audit, Governance (formerly known as Independent Trustees), Nominating, Valuation, and Policy Administration Committees held [7, 9, 3, 5 and 5] meetings, respectively.

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

•	act as a liaison between the Fund’s independent registered public accounting firm and the full Board of Trustees of the Fund;
•

discuss with the Fund’s independent registered public accounting firm their judgments about the quality of the Fund’s accounting principles and underlying estimates as applied in the Fund’s financial reporting;

•

together with the Fund’s Governance Committee, review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts;

•

ensure that the Fund’s independent registered public accounting firm submits on a periodic basis to the Committee a formal written statement delineating all relationships between the independent registered public accounting firm and Pioneer and its affiliates; actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and recommend that the Trustees take appropriate action in response to the independent registered public accounting firm’s report to satisfy itself of the independent registered public accounting firm’s independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person’s qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the Fund’s valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the Fund’s administrative policies and procedures.

The Governance Committee reviews the Fund’s management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The Agreement and Declaration of Trust provides that no Trustee, officer or employee of the Fund shall be liable to the Fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Agreement and Declaration of Trust requires the Fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the Fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Agreement and Declaration of Trust extends to Trustees, officers and employees of the Fund the full protection from liability that the law allows.

The declaration provides that the appointment or designation of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment shall not impose any heightened standard of care or liability on such trustee.

Compensation of Officers and Trustees

The Fund pays no salaries or compensation to any of its officers. The Fund compensates its Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Securities Beneficially Owned; Annual Fee and Other Information” sets forth the compensation paid to each of the Trustees. The Pioneer Funds, including the Fund, compensate their Trustees as follows:

•	each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.
•	the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the Fund’s net assets.

•

the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

See “Compensation of Officers and Trustees” in “Securities Beneficially Owned; Annual Fee and Other Information.”

Other Information

Material Relationships of the Independent Trustees. Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell LLP and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Fund and the other Pioneer Funds was approximately $406,261.80 and $450,898 in each of 2007 and 2008.

Share Ownership. See “Securities Beneficially Owned; Annual Fee and Other Information” for annual information on the ownership of Fund shares by the Trustees, the Fund’s officers and owners in excess of 5% of any class of shares of the Fund and a table indicating the value of shares that each Trustee beneficially owns in the Fund and in all the Pioneer Funds.

Proxy Voting Policies. The Trustees have delegated to Pioneer the authority to vote proxies on behalf of the Fund. The Trustees have approved the Proxy Voting Policies and Procedures for the Fund and will review the guidelines and suggest changes as they deem advisable. The Fund’s Proxy Voting Policies and Procedures are attached as “Appendix B”. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC’s website at http://www.sec.gov.

4. Investment Adviser

The Fund has entered into a management agreement (hereinafter, the “management contract”) with Pioneer, effective [_____], pursuant to which Pioneer continues to act as the Fund’s investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of the Fund are also directors and/or officers of certain of UniCredit’s subsidiaries (see management biographies above).

As the Fund’s investment adviser, Pioneer provides the Fund with investment research, advice and supervision and furnishes an investment program for the Fund consistent with the Fund’s investment objective and policies, subject to the supervision of the Fund’s Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund’s securities transactions, and reports to the Trustees on the Fund’s investments and performance.

The Trustees’ approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the Fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the Fund’s ordinary and extraordinary expenses.

Advisory and Administrative Fees. As compensation for its management services and expenses incurred, the Fund pays Pioneer a fee at the annual rate of annual rate of 0.60% of the Fund’s average weekly managed assets. “Managed assets” is the average daily value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares.

The Fund has retained Princeton Administrators, LLC (“Princeton”) to provide certain administrative and accounting services to the Fund on its behalf. Pioneer pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Fund’s managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Princeton receives no compensation directly from the Fund.

Potential Conflicts of Interest. The Fund is managed by Pioneer, which also serves as investment adviser to the other Pioneer Funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, the other Pioneer Funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer Funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer Funds may have the same or similar investment objectives and policies as the Fund, their portfolios do not generally consist of the same investments as the Fund or each other, and their performance results are likely to differ from those of the Fund.

Personal Securities Transactions. The Fund and Pioneer have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and certain of Pioneer’s affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the Fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5. Fund Service Providers

Shareholder Servicing/Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (“PIMSS”), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company provides substantially all transfer agent and shareowner services related to the Fund’s common shares at negotiated rates. Deutsche Bank Trust Company Americas (“Deutsche Bank”) is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Fund’s Auction Preferred Shares. The Fund pays Deutsche Bank an annual fee, as is agreed to from time to time by the Fund and Deutsche Bank, for providing such services.

Custodian

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the Fund’s assets. The custodian’s responsibilities include safekeeping and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Independent Registered Public Accounting Firm

[                                   ], the Fund’s independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.

6. Portfolio Management

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for the portfolio managers of the Fund, information about the accounts other than the Fund over which the portfolio managers have day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of [_____, 2009]. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio managers’ personal investment accounts or those which the managers may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio managers may have substantially similar investment strategies.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Andrew Feltus	Other Registered Investment Companies	[__]	[__]	[__]	[__]
	Other Pooled Investment Vehicles	[__]	[__]	[__]	[__]
	Other Accounts	[__]	[__]	[__]	[__]
Tracey Wright	Other Registered Investment Companies	[__]	[__]	[__]	[__]
	Other Pooled Investment Vehicles	[__]	[__]	[__]	[__]
	Other Accounts	[__]	[__]	[__]	[__]

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Managers” below.

•

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

•

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer Funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•

Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the Fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the Fund, is the [Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality)]. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

•

Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

•

Pioneer Results and Business Line Results. Pioneer’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer Funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer Funds.

Share Ownership by Portfolio Managers. The following table indicates as of [_____], 2009 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the Fund.

Name of Portfolio Manager	Beneficial Ownership of the Fund*
Andrew Feltus	[__]
Tracey Wright	[__]

*Key to Dollar Ranges

A. None

B. $1 - $10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. $100,001 - $500,000

F. $500,001 - $1,000,000

G. Over $1,000,000

7. Portfolio Transactions

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Pioneer pursuant to authority contained in the Fund’s management contract. Securities purchased and sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter’s commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer’s markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Pioneer seeks to obtain overall the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the Fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the Fund. The receipt of such research enables Pioneer to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The Fund may participate in third-party brokerage and/or expense offset arrangements to reduce the Fund’s total operating expenses. Pursuant to third-party brokerage arrangements, the Fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the

Fund’s fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that the Fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the Fund’s operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the Fund’s brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, the Fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial Highlights” in the prospectus.

8. Tax Status

The Fund is treated as a separate entity for U.S. federal income tax purposes. The Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the Fund. Consequently, in order to qualify as a regulated investment company, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

If, for any taxable year, the Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’s proportionate share of particular types of income, including net capital gains, qualified dividend income and ordinary income. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and Auction Preferred Shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with the classes’ proportionate shares of such income. Thus, the Fund will designate capital gain dividends, qualified dividend income and other dividends in a manner that allocates such income between the holders of common shares and Auction Preferred Shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. However, the IRS has also taken the position that if a corporation with two or more classes of shares makes distributions in excess of current and accumulated earnings and profits, it must allocate the current and accumulated earnings and profits first to preferred shares and then to common shares. Thus, the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the Auction Preferred Shares.

The Fund declares a dividend from net investment income (excluding capital gains) each month. Dividends are normally paid on the last business day of the month or shortly thereafter. The Fund distributes any net short-term and long-term capital gains in November.  Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the Fund to that shareholder will be automatically reinvested in additional full and fractional shares of the Fund. For U.S. federal income tax purposes, all dividends from the Fund generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if so designated by the Fund and certain other conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at a maximum 15% U.S. federal income tax rate.

Most of the dividends distributed to shareholders will be attributable to debt securities or other investments that do not produce qualified dividend income. However, a portion of the dividend distributions to individuals and certain other noncorporate shareholders may qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to qualified dividend income. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and designated by the Fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. The Fund is permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a portion of the Fund’s distributions may qualify for this deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares . The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net capital gains, if any, that are designated as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (currently, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the reduced maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2010.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders. See “Securities Beneficially Owned; Annual Fee and Other Information” for the Fund’s available capital loss carryforwards. The Fund may not carry forward any losses other than net capital losses.

At the time of an investor’s purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales or exchanges of fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test.

If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. These investments could also result in the treatment of gains from the sale of stock of passive foreign investment companies as ordinary income. In order for the Fund to make a “qualified electing fund” election with respect to a “passive foreign investment company”, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

The Fund is required to withhold (as “backup withholding”) 28% of reportable payments, including dividends and capital gain distributions paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than, for taxable years of the Fund beginning on or before December 31, 2009, certain dividends designated by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

9. Financial Statements

[The Fund’s financial statements and financial highlights for the fiscal year ended March 31, 2009 appearing in the Fund’s annual report, filed with the SEC on [_____], 2009 (Accession No. [_____]) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by [                              ], independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of [                     ] as experts in accounting and auditing. ]

The Fund’s annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

10. Portfolio Turnover

The Fund’s portfolio turnover rate may vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales or securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the long-term securities in the portfolio during the year. For the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, the Fund’s portfolio turnover rates were [__]%, [__]% and [__]%, respectively.

11. Securities Beneficially Owned; Annual Fee and Other Information

Share Ownership

[As of [_____], 2009, the Trustees and officers of the Fund owned beneficially in the aggregate less than 1% of the outstanding shares of the Fund.]

[To the best of the Fund’s knowledge, as of [_____], 2009, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares.]

Trustee Ownership of Shares of the Fund and Other Pioneer Funds

The following table indicates the value of shares that each Trustee beneficially owned in the Fund and Pioneer Funds in the aggregate as of [_____], 2009. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on [_____], 2009. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on [_____], 2009. The dollar ranges in this table are in accordance with SEC requirements.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Pioneer Family of Funds

Interested Trustees
John F. Cogan, Jr.	[__]	[__]
Daniel K. Kingsbury+	[__]	[__]
Independent Trustees
David R. Bock	[__]	[__]
Mary K. Bush	[__]	[__]
Benjamin M. Friedman++	[__]	[__]
Margaret B.W. Graham	[__]	[__]
Thomas J. Perna	[__]	[__]
Marguerite A. Piret	[__]	[__]
Stephen K. West	[__]	[__]
John Winthrop+++	[__]	[__]
+ Mr. Kingsbury became a trustee on March 6, 2007. ++ Dr. Friedman became a trustee on May 13, 2008. +++ Mr. Winthrop resigned as a trustee effective September 9, 2008.

Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the Fund.

Name of Trustee	Aggregate Compensation from Fund**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Other Pioneer Funds
Interested Trustees:
John F. Cogan, Jr.*	$[__]	$[__]	$[__]
Daniel K. Kingsbury	$[__]	$[__]	$[__]
Independent Trustees:
David R. Bock	$[__]	$[__]	$[__]
Mary K. Bush	$[__]	$[__]	$[__]
Benjamin M. Friedman+	$[__]	$[__]	$[__]
Margaret B.W. Graham	$[__]	$[__]	$[__]
Thomas J. Perna	$[__]	$[__]	$[__]
Marguerite A. Piret	$[__]	$[__]	$[__]
Stephen K. West	$[__]	$[__]	$[__]
John Winthrop++	$[__]	$[__]	$[__]
Total	$[__]	$[__]	$[__]

* Under the management contract, Pioneer reimburses the Fund for any Interested Trustee fees paid by the Fund.
** For the fiscal year ended March 31, 2009. As of March 31, 2009, there were [76] U.S. registered investment portfolios in the Pioneer Family of Funds.
+ Dr. Friedman became a Trustee on May 13, 2008.
++ Mr. Winthrop resigned as a trustee effective September 9, 2008.

Approximate Management Fees the Fund Paid or Owed Pioneer

The following table shows the dollar amount of gross investment management fees incurred by the Fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

For the Fiscal Years Ended March 31,
	2009	2008	2007
Gross Fee Incurred	$[__]	$[__]	$[__]
Net Fee Paid	$[__]	$[__]	$[__]

Capital Loss Carryforwards

At [_____], 2009, the Fund had the following net capital loss carryforward: $[_____].

Appendix A

Description of Short-Term Debt, Corporate Bond and Preferred Stock Ratings1

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Debt Ratings:

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2”, and “3” to each generic rating classification from “Aa” through “Caa”. The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);
•	Notes allowing for negative coupons, or negative principal;
•	Notes containing any provision that could obligate the investor to make any additional payments;

_________________________

1  ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

Standard & Poor’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.

C: A “C” rating is assigned to obligations that are currently highly vulnerable to non-payment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, a “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Standard & Poor’s Short-Term Issue Credit Ratings:

A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1:  A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2:  A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3:  A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Appendix B

Proxy Voting Policy

Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, “Pioneer”) is a fiduciary that owes each of its client’s duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will seek to vote all proxies in accordance with this policy, which are presented in a timely manner.

Pioneer’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received in a timely manner will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer’s Proxy Voting Oversight Group. Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

APPLICABILITY

Pioneer’s Proxy Voting policy and related procedures are designed to complement Pioneer’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. The Proxy Voting policies and procedures summarize Pioneer’s position on a number of issues for which proxies may be solicited. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios or proxy events involving closed-end Funds. Because of the special issues associated with proxy solicitations by closed-end Funds, shares of closed-end Funds will be voted by Pioneer on a case-by-case basis.

PURPOSE

The overriding goal of Pioneer’s Proxy Voting Procedure is that proxies for all United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with Pioneer’s policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us, or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredit S.p.A. (“UniCredit”).

Any questions about these policies and procedures should be directed to Pioneer’s Director of Investment Operations (the “Proxy Coordinator”).

PROCEDURES

Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer’s guidelines or where Pioneer’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer’s lending program or a client’s managed securities lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer’s Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer’s website.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Pioneer’s: Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer’s Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Pioneer may not amend its Proxy Voting Policies and Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. (“PGAM”).

Filing Form N-PX

The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

•	Corporate name change.
•	A change of corporate headquarters.
•	Stock exchange listing.
•	Establishment of time and place of annual meeting.
•	Adjournment or postponement of annual meeting.
•	Acceptance/approval of financial statements.
•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
•	Approval of minutes and other formalities.
•	Authorization of the transferring of reserves and allocation of income.
•	Amendments to authorized signatories.
•	Approval of accounting method changes or change in fiscal year-end.
•	Acceptance of labor agreements.
•	Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that may be inconsistent, in its view, with Pioneer’s goal of supporting the value of clients’ portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:

•

Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

•	Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

•	Seek bids from other auditors.
~~•~~	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.
•	Indemnify auditors.
•	Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

•	Audit, compensation and nominating committees composed of independent directors exclusively.
•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.
•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.
•	Election of an honorary director.

We will vote against:

•	Minimum stock ownership by directors.
•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.
•	Requirements for union or special interest representation on the board.

•	Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.
•

Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.
•	Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

•

Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead “ directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

•	Contested election of directors.
•	Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.
•	Mandatory retirement policies.
•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

•

Precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

•	Cumulative voting.
•	Increase ability for shareholders to call special meetings.
•	Increase ability for shareholders to act by written consent.
•	Restrictions on the ability to make greenmail payments.
•	Submitting rights plans to shareholder vote.
•	Rescinding shareholder rights plans (“poison pills”).
•	Opting out of the following state takeover statutes:
-	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.
-	Control share cash-out provisions, which require large holders to acquire shares from other holders
-	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control
-	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
-	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
-	Fair price provisions.
-	Authorization of shareholder rights plans.
-	Labor protection provisions.
-	Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

•

Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

•	Proposals that allow shareholders to nominate directors.

We will vote against:

•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.
•

Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

•	Classes of shares with unequal voting rights.
•	Supermajority vote requirements.
•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.
•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.
•	Extension of advance notice requirements for shareholder proposals.
•	Granting board authority normally retained by shareholders (e.g., amend charter, set board size).
•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company’s financial structure, and Pioneer normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

•	Changes in par value.
•	Reverse splits, if accompanied by a reduction in number of shares.
•	Shares repurchase programs, if all shareholders may participate on equal terms.
•	Bond issuance.
•	Increases in “ordinary” preferred stock.
•	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.
•	Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.
•	Increase in authorized common stock. We will make a determination considering, among other factors:
-	Number of shares currently available for issuance;
-	Size of requested increase (we would normally approve increases of up to 100% of current authorization);
-	Proposed use of the proceeds from the issuance of additional shares; and
-	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).
•

Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

•	Proposals to submit private placements to shareholder vote.
•	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

•	401(k) benefit plans.
•

Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:
-	Amendments to performance plans to conform with OBRA;
-	Caps on annual grants or amendments of administrative features;
-	Adding performance goals; and

-	Cash or cash and stock bonus plans.
•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.
•	Require that option repricing be submitted to shareholders.
•	Require the expensing of stock-option awards.
•	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).
•

Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

•	Shareholder proposals seeking additional disclosure of executive and director pay information.
•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:
-

The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

Dilution = (A + B + C) / (A + B + C + D), where

A = Shares reserved for plan/amendment,

B = Shares available under continuing plans,

C = Shares granted but unexercised and

D = Shares outstanding.

-	The plan must not:
-	Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval
-	Be a self-replenishing “evergreen” plan, plans that grant discount options and tax offset payments
-	We are generally in favor of proposals that increase participation beyond executives.
-	We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

-

We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

-	We generally support proposals asking companies to adopt stock holding periods for their executives.
•	All other employee stock purchase plans.
•	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.
•

All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.
•	Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

•	Limits on executive and director pay.
~~•~~	Stock in lieu of cash compensation for directors.

Corporate Governance

Pioneer will vote for:

•	Confidential Voting.
•	Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.
•	Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

•

Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

•	Bundled proposals. We will evaluate the overall impact of the proposal.
•	Adopting or amending the charter, bylaws or articles of association.
•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.
•	Limitations on stock ownership or voting rights.
•	Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

•	Mergers and acquisitions.
•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.
•	Debt restructurings.
•	Conversion of securities.
•	Issuance of shares to facilitate a merger.
•	Private placements, warrants, convertible debentures.
•	Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

•	Establishment of new classes or series of shares.
•	Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

•

Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

•	Approval of new or amended advisory contracts.
•	Changes from closed-end to open-end format.
•	Authorization for, or increase in, preferred shares.
•	Disposition of assets, termination, liquidation, or mergers.
•	Classified boards of closed-end funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. “Social Issues” may generally be described as shareholder proposals for a company to:

•	Conduct studies regarding certain issues of public concern and interest;
•	Study the feasibility of the company taking certain actions with regard to such issues; or
•	Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

AVOIDING CONFLICTS OF INTEREST

Pioneer addresses potential material conflicts of interest by having a predetermined proxy voting policy.  The Proxy Voting Oversight Group is responsible for monitoring potential conflicts of interest in connection with the voting of proxies on behalf of the Pioneer Funds and other clients.  For those proposals that are determined to present a material conflict of interest, the Proxy Voting Oversight Group will follow additional procedures, which may include consulting with the Board of Trustees in matters concerning the Pioneer Funds.

A conflict of interest occurs when Pioneer’s interests interfere, or appear to interfere with the interests of Pioneer’s clients. Occasionally, Pioneer may have a conflict that can affect how it votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

•	An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a “UniCredito Affiliate”);

•

An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

•

An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•	A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer’s business.

Pioneer will abstain from voting shares of UniCredito Italiano Group, unless otherwise directed by a client. In addition, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of the Adviser and Funds. The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

SUPERVISION

ESCALATION

It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Chief Compliance Officer of the Advisor and the Funds if he or she becomes aware of any possible deviation from this policy and procedure that may disadvantage a client or Fund.

TRAINING

Pioneer conducts periodic training on the Proxy Voting Policy and Procedure. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

RELATED POLICIES AND PROCEDURES

Pioneer’s Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.

RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer’s proxy voting service:

•	Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	Retains a record of the vote cast;
•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and
•	Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

•	A record memorializing the basis for each referral vote cast;
•	A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and
•

A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client’s file in accordance with applicable regulations.

RELATED REGULATIONS

Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206 (4) -6, 204 -2

ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES

October 5, 2004

EFFECTIVE DATE

October 5, 2004

REVISION DATE

March 2008

Part C - Other Information

Item 25. Financial Statements and Exhibits

1.	Financial Statements.
Part A: Financial Highlights.
Part B: The Registrant’s financial statements as included in the Registrant’s March 31, 2009 annual report will be included by amendment.

2.	Exhibits.
	(a)(1)	Agreement and Declaration of Trust.	(2)
	(a)(2)	Certificate of Trust.	(1)
	(a)(3)	Form of Amended and Restated Statement of Preferences of Auction Market Preferred Shares.	(4)
	(b)	By-Laws.	(1)
	(c)	Not Applicable.
	(d)	Specimen Share Certificate (Common Shares).	(2)
	(e)	Automatic Dividend Reinvestment Plan.	(2)
	(f)	Not Applicable.
	(g)	Investment Advisory Agreement with Pioneer Investment Management, Inc.	(2)
	(h)	Not Applicable.
	(i)	Not Applicable.
	(j)	Custodian Agreement.	(2)
	(k)(1)	Administration Agreement with Pioneer Investment Management, Inc.	(2)
	(k)(2)	Administration Agreement between Pioneer Investment Management, Inc. and Princeton Administrators L.P.	(2)
	(k)(3)	Form of Auction Agency Agreement between the Registrant and Auction Agent.	(4)
	(k)(4)	Sub-Transfer Agent Services Agreement.	(7)
	(l)	Opinion of Counsel.	(7)
	(m)	Not Applicable.
	(n)	Consent of Independent Auditors.	(7)
	(o)	Not Applicable.
	(p)	Initial Share Purchase Agreement.	(2)

(q)	Not Applicable.
(r)	Code of Ethics.	(3)
(s)	Powers of Attorney.	(6)

(1)

Incorporated herein by reference from the exhibits filed in the Registrant’s Registration Statement on Form N-2 (File No. 333-83402) as filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2002 (Accession No. 0001016964-02-500033).

(2)

Incorporated herein by reference from the exhibits filed in Pre-Effective Amendment No. 2 to the Registration Statement (File No. 333-83402) as filed with the SEC on April 25, 2002 (Accession No. 0001166258-02-000003).

(3)

Incorporated herein by reference from the exhibit filed in the Registrant’s Registration Statement on Form N-2 (File No. 333-105566) as filed with the SEC on May 27, 2003 (Accession No. 0001016964-03-000149).

(4)

Incorporated herein by reference from the exhibits filed in Pre-Effective Amendment No. 1 to the Registration Statement (File No. 333-105566) as filed with the SEC on July 25, 2003 (Accession No. 0001016964-03-000169).

(5)

Incorporated herein by reference from the exhibits filed in Pre-Effective Amendment No. 2 to the Registration Statement (File No. 333-105566) as filed with the SEC on July 28, 2003 (Accession No. 0001016964-03-000173).

(6)	Filed herewith.
(7)	To be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the rights offering described in this Registration Statement:

Registration fees	$[_____]
Printing (other than certificates)	$[_____]
Accounting fees and expenses	$[_____]
Legal fees and expenses	$[_____]
Rating agency fees	$[_____]
Miscellaneous	$[_____]
Total	$[_____]

Item 28. Persons Controlled by or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

As of [_____], 2009, the number of record holders of each class of securities of the Registrant was

(1)	(2)
Title of Class	Number of Record Holders
Common Shares (no par value)	[__]
Preferred Shares Series M (par value $0.0001)	[__]
Preferred Shares Series W (par value $0.0001)	[__]
Preferred Shares Series TH (par value $0.0001)	[__]

Item 30. Indemnification

The Registrant’s Agreement and Declaration of Trust (the “Declaration”), dated January 30, 2002, provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Registrant or the appropriate series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Declaration also provides that if any shareholder or former shareholder of any series of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series of the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of its affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be available to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant’s expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such

Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Pioneer Investment Management, Inc. (“Pioneer”) is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredit S.p.A (“UniCredit”). Pioneer manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

To the knowledge of the Registrant, none of Pioneer’s directors or executive officers is or has been during their employment with Pioneer engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer manages and/or other UniCredit subsidiaries.

Name Of Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature within Last Two Fiscal Years
John F. Cogan, Jr., Chairman and a Director of Pioneer	Of Counsel, Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109

Item 32. Location of Accounts and Records

The accounts and records are maintained at the Registrant’s office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.

The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.
3.	Not applicable.
4.	Not applicable.
5.	(a)

For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b)

For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant’s statement of additional information.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 17th day of April, 2009.

.

PIONEER HIGH INCOME TRUST

By:	/s/ Daniel K. Kingsbury

Name: Daniel K. Kingsbury

Title:	Trustee and Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ John F. Cogan, Jr.* John F. Cogan, Jr.	Chairman of the Board, Trustee and President	April 17, 2009

/s/ Mark E. Bradley* Mark E. Bradley	Chief Financial and Accounting Officer and Treasurer (Principal Financial and Accounting Officer)	April 17, 2009

/s/ Daniel K. Kingsbury Daniel K. Kingsbury	Trustee and Executive Vice President	April 17, 2009

/s/ David R. Bock* David R. Bock	Trustee	April 17, 2009

/s/ Mary K. Bush* Mary K. Bush	Trustee	April 17, 2009

/s/ Benjamin M. Friedman* Benjamin M. Friedman	Trustee	April 17, 2009

/s/ Margaret B.W. Graham* Margaret B.W. Graham	Trustee	April 17, 2009

/s/ Thomas J. Perna* Thomas J. Perna	Trustee	April 17, 2009

/s/ Marguerite A. Piret* Marguerite A. Piret	Trustee	April 17, 2009

/s/ Stephen K. West* Stephen K. West	Trustee	April 17, 2009

* By:	/s/ Daniel K. Kingsbury
Daniel K. Kingsbury, Attorney-in-Fact

* The original powers of attorney authorizing Daniel K. Kingsbury to execute this Registration Statement, and Amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed, has been executed and is filed herewith.

Exhibit Index

Name	Exhibit
Powers of Attorney.	(s)